SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

      [X]   Preliminary Proxy Statement
      [ ]   Definitive Proxy Statement
      [ ]   Definitive Additional Materials
      [ ]   Soliciting Material Pursuant to (section) 240.14a-11(c) or
            (section) 240.14a-12

                                 THINKPATH INC.
                                 --------------
                (Name of Registrant as specified in its charter)

      (Name of Person(s) Filing Proxy Statement), if other than Registrant

Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required
      [ ]   $500 per each party to the controversy pursuant to Exchange Act
            Rule 14a-6(i)(3).
      [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
            and 0-11.

            (1) Title of each class of securities to which transaction applies:
            (2)   Aggregate number of securities to which transaction applies:
            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _____(A)
            (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:

      [ ]   Fee paid previously with preliminary materials.

      [ ] Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount Previously Paid:
            (2)   Form, Schedule or Registration Statement No.:
            (3)   Filing Party:
            (4)   Date Filed:

                                 THINKPATH INC.
                             201 WESTCREEK BOULEVARD
                        BRAMPTON, ONTARIO, CANADA L6T 5S6

                                  -------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 8, 2005

TO THE SHAREHOLDERS OF THINKPATH INC.:

      NOTICE IS HEREBY GIVEN, that the Annual Meeting (the "Meeting") of shareholders of Thinkpath Inc. (the "Company") will be held at 10:00 A.M. on April 8, 2005 at the Company's executive offices located at 201 Westcreek Boulevard, Brampton, Ontario, Canada, L6T 5S6, for the following purposes:

      1.    To elect the Board of Directors of the Company for the ensuing year;

      2. To ratify the appointment of Schwartz, Levitsky, Feldman, llp, as the Company's independent chartered accountants for the ensuing year;

      3. To vote upon the proposal to approve certain compensation to Declan French, our chairman of the board of directors, chief executive officer and president;

      4. To vote upon the proposal to approve a reverse stock split of the Company's outstanding common shares, a form of which proposal is appended hereto as Annex A.

      5. To vote upon the proposal to approve an amendment to the Company's by-laws reducing the quorum requirement to 5% of the common shares issued and outstanding, which proposal is appended hereto as Annex B;

      6. To ratify the adoption of the Company's 2005 Stock Option Plan, a copy of which is attached hereto as Annex C.

      7. To transact such other business as may properly come before the Meeting and any continuations and adjournments thereof.

      Shareholders of record at the close of business on _________ are entitled to notice of and to vote at the Meeting.

      In order to ensure a quorum, it is important that the shareholders representing a majority of the total number of shares issued and outstanding and entitled to vote be present in person or represented by their proxies. Therefore, whether you expect to attend the Meeting in person or not, please sign, fill out, date and return the enclosed proxy in the self-addressed, postage-paid envelope also enclosed. If a shareholder attends the Meeting and prefers to vote in person, such shareholder can revoke such shareholder's proxy.

      In addition, please note that abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Neither abstentions nor broker non-votes are counted as voted either for or against a proposal.

By Order of the Board of Directors, March ___, 2005


/s/ Declan A. French
Chairman of the Board of Directors

                                 THINKPATH INC.

                             201 WESTCREEK BOULEVARD
                        BRAMPTON, ONTARIO, CANADA L6T 5S6

                         -------------------------------
                                 PROXY STATEMENT
                         -------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 8, 2005

      This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Thinkpath Inc. (the "Company") for use at the Annual Meeting (the "Meeting") of shareholders of the Company to be held on April 8, 2005 at 10:00 A.M. at the Company's executive offices located at 201 Westcreek Boulevard, Brampton, Ontario, Canada, L6T 5S6 and at any continuation and adjournment thereof. Anyone giving a proxy may revoke it at any time before it is exercised by giving the Chairman of the Board of Directors of the Company written notice of the revocation, by submitting a proxy bearing a later date, or by attending the Meeting and voting. This statement, the accompanying Notice of Meeting and form of Proxy have been first sent to the shareholders on or about ____________, 2005.

      In addition, please note that abstentions and broker non-votes are included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Neither abstentions nor broker non-votes are counted as voted either for or against a proposal.

      All properly executed, unrevoked proxies on the enclosed form, which are received in time will be voted in accordance with the shareholder's directions, and unless contrary directions are given, will be voted for the proposals described below.

      Please note that all references to dollar amounts in this Proxy, unless otherwise indicated, are to United States dollars.

                             OWNERSHIP OF SECURITIES

      Only shareholders of record at the close of business on _________, the date fixed by the Board of Directors in accordance with the Company's By-Laws (the "Record Date"), are entitled to vote at the Meeting. As of the Record Date there were ________ issued and outstanding shares of the Company's common stock.

      Each outstanding share of common stock is entitled to one vote on all matters properly coming before the Meeting. A majority of the shares of the outstanding common stock is necessary to constitute a quorum for the Meeting.

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth, as of _________, the names and beneficial ownership of the Company's common stock beneficially owned, directly or indirectly, by: (i) each person who is a director or executive officer of the Company; (ii) all directors and executive officers of the Company as a group; and (iii) all holders of 5% or more of the outstanding shares of the common stock of the Company:

Name and Address of                  Amount and Nature of   Percentage of Shares
Beneficial Owner (1)             Beneficial Ownership (2)            Outstanding

Declan A. French                           2,910,684 (3)                       *
Kelly Hankinson                              180,167 (4)                       *
Lloyd MacLean                                     --                           *
Arthur S. Marcus                              30,500 (5)                       *
Alpha Capital                            896,136,471 (6)                    4.9%
Bristol Investment Fund                  896,136,471 (7)                    4.9%
Tazbaz Holdings Limited                  896,136,471 (8)                    4.9%

All Directors and Officers
as a Group (6 persons) (3 - 7)             3,121,351                           *

* Less than 1%.

(1) Except as set forth above, the address of each individual is 201 Westcreek Boulevard, Brampton, Ontario, Canada, L6T 5S6

(2) Based upon information furnished to us by the directors and executive officers or obtained from our stock transfer books. We have been informed that these persons hold the sole voting and dispositive power with respect to the common stock except as noted herein. For purposes of computing "beneficial ownership" and the percentage of outstanding common stock held by each person or group of persons named above as of _________ or, ________ shares, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) Includes 101,333 shares of common stock issuable upon the exercise of options granted to Declan A. French that are currently exercisable or exercisable within the next 60 days. Also includes 2,809,351 shares of common stock issued to Declan A. French pursuant to an amendment of his employment agreement dated January 27, 2003.

(4) Includes 1,333 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within the next 60 days.

(5) Includes 27,500 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within the next 60 days. Excludes 347,902 shares of common stock issued in the name of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, our United States legal counsel, of which Mr. Marcus is a partner.

(6) Includes 896,136,471 shares of common stock issuable upon the exercise of warrants. Pursuant to the warrant agreement, in no event shall the holder be permitted to exercise outstanding warrants to the extent that the number of shares of common stock owned by such holder will be equal to or exceed 4.9% of the number of shares of common stock then issued and outstanding. Does not include up to 793,506,386 of warrants that may be exercised upon 60 days prior notice or shares of common stock issuable upon the conversion of $392,500 principal amount convertible debentures.

(7) Includes 896,136,471 shares of common stock issuable upon the exercise of warrants. Pursuant to the warrant agreement, in no event shall the holder be permitted to exercise outstanding warrants to the extent that the number of shares of common stock owned by such holder will be equal to or exceed 4.9% of the number of shares of common stock then issued and outstanding. Does not include up to 3,203,019,310 of warrants that may be exercised upon 60 days prior notice or shares of common stock issuable upon the conversion of $824,700 principal amount convertible debentures.

(8) Includes 896,136,471 shares of common stock issuable upon the exercise of warrants. Pursuant to the warrant agreement, in no event shall the holder be permitted to exercise outstanding warrants to the extent that the number of shares of common stock owned by such holder will be equal to or exceed 4.9% of the number of shares of common stock then issued and outstanding. Does not include up to 1,661,006,386 of warrants that may be exercised upon 60 days prior notice or shares of common stock issuable upon the conversion of $70,000 principal amount convertible debentures.

--------------------------------------------------------------------------------------------------------
                                 Number of securities to      Weighted-average      Number of securities
                                 be issued upon exercise     exercise price of       remaining available
                                 of outstanding options,    outstanding options,     for future issuance
                                   warrants and rights      warrants and rights         under equity
                                                                                     compensation plans
--------------------------------------------------------------------------------------------------------
Equity compensation plans                659,500                    1.53                 20,450,992
approved by security holders
Equity compensation plans not
approved by security holders                  --                      --                         --
--------------------------------------------------------------------------------------------------------
Total                                    659,500                    1.53                 20,450,992
--------------------------------------------------------------------------------------------------------

                            DESCRIPTION OF SECURITIES

      The Company's total authorized capital stock currently consists of an unlimited number of shares of common stock, with no par value, and 1,000,000 shares of preferred stock, with no par value per share. The following descriptions contain all material terms and features of the Company's securities and are qualified in all respects by reference to the Company's Articles of Incorporation and Bylaws, each as amended.

COMMON STOCK

      The Company is currently authorized to issue an unlimited number of shares of common stock, no par value per share, of which as of _________, ________ shares of common stock are outstanding, excluding the shares of common stock to be issued (i) upon conversion of the 12% Senior Secured and Original Issue Discount Convertible Debentures, and (ii) upon the exercise of all outstanding warrants and options. All outstanding shares of common stock are, and all shares of common stock to be outstanding upon the conversion of the outstanding 12% Senior Secured Convertible Debenture, and the exercise of outstanding warrants and options will be, validly authorized and issued, fully paid, and non-assessable.

      The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of shareholders. Holders of common stock are entitled to receive ratably dividends as may be declared by the Company's Board of Directors out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of the Company, holders of the common stock are entitled to share ratably in all assets remaining, if any, after payment of liabilities. Holders of common stock have no preemptive rights and have no rights to convert their shares of common stock into any other securities.

      Pursuant to the Business Corporation Act, Ontario, a shareholder of an Ontario Corporation has the right to have the corporation pay the shareholder the fair market value for his shares of the corporation in the event such shareholder dissents to certain actions taken by the corporation, such as amalgamation or the sale of all or substantially all of the assets of the corporation and such shareholder follows the procedures set forth in the Business Corporation Act, Ontario.

PREFERRED STOCK

      The Company's Articles of Incorporation authorize the issuance of up to 1,000,000 shares of preferred stock with designations, rights and preferences determined from time to time by its Board of Directors. Accordingly, the Company's Board of Directors is empowered, without shareholder approval, to issue preferred shares with dividend, liquidation, conversion, or other rights that could adversely affect the rights of the holders of the common stock.

SERIES A 8% CONVERTIBLE PREFERRED STOCK

      There were 17,500 shares of Series A 8% Convertible Preferred Stock authorized and issued, none of which remain outstanding.

SERIES B 8% CONVERTIBLE PREFERRED STOCK

      There were 1,500 shares of Series B 8% Convertible Preferred Stock authorized and issued, none of which remain outstanding.

SERIES C 7% CONVERTIBLE PREFERRED STOCK

      Pursuant to a share purchase agreement dated April 18, 2001, (the "Series C Preferred Stock Purchase Agreement") as amended on June 6, 2001, the Company issued 1,230 shares of Series C 7% Cumulative Convertible Preferred Stock (the "Series C Preferred Stock"). Each share of Series C Preferred Stock has a stated value of $1,000 per share. The shares of Series C Preferred Stock are convertible into shares of the Company's common stock at the option of the holders, at any time after issuance until such shares of Series C Preferred Stock are mandatorily converted or redeemed by the Company, under certain conditions.

      As of the record date, there are no Series C Preferred Stock outstanding. All of the 1,230 shares of Series C preferred stock have been converted into an aggregate of 25,267,242 shares of common stock. As of the record date, all 723,436 warrants issued in connection with the purchase of the Series C Preferred Stock remain outstanding and none have been exercised.

12% SENIOR SECURED CONVERTIBLE DEBENTURE

      Pursuant to a share purchase agreement dated December 5, 2002, the Company entered into an agreement (the "12% Senior Secured Convertible Debenture Agreement"), with a syndicate of investors for debentures of up to $3,000,000. The first debenture of $800,000 was purchased together with 50,285,714 warrants on closing. The debenture will become due twelve months from the date of issuance. The investors will have the right to acquire up to $800,000 worth of the Company's common stock at a price the lesser of $.0175 or 50% of the average of the three lowest prices on three separate trading days during the sixty-day trading period prior to conversion. The warrants are exercisable at any time and in any amount until December 5, 2009 at a purchase price of $.0175 per share. The Company is required to pay interest to the debenture holder on the aggregate unconverted and outstanding principal amount of the debenture at the rate of 12% per annum, payable on each conversion date and maturity date in cash or shares of common stock. On June 30, 2003 and July 22, 2003, 12,571,428 of these warrants were repriced from $.0175 to $.00137 per share. On October 14, 2003, 12,571,428 of these warrants were repriced from $.00137 to $.00075 per share. On June 18, 2004, 1,142,857 of these warrants were repriced from $.00075 to $.00025 per share.

      On December 18, 2002, the Company entered into a share purchase agreement with Tazbaz Holdings Limited for the issuance and sale by the Company of a $100,000 principal amount Convertible Debenture and 5,625,000 warrants to purchase shares of the Company's common stock. The debenture will become due twelve months from the date of issuance. Tazbaz Holdings Limited will have the right to acquire up to $100,000 worth of our common stock at a price the lesser of $.0175 or 50% of the average of the three lowest prices on three separate trading days during the sixty-day trading period prior to conversion. The warrants are exercisable at any time and in any amount until December 18, 2009 at a purchase price of $.0175 per share. The Company is required to pay interest to Tazbaz Holdings Limited on the aggregate unconverted and outstanding principal amount of the debenture at the rate of 12% per annum, payable on each conversion date and maturity date in cash or shares of common stock. On April 7, 2004, all of these warrants were repriced from $.0175 to $.0004 per share.

      During the year ended December 31, 2003, the Company sold an additional $2,075,000 in convertible debentures along with 770,033,457 warrants. The debentures will become due twelve months from the date of issuance. The investors will have the right to acquire up to $2,075,000 worth of the Company's common stock at a price the lesser of $.0175 or 50% of the average of the three lowest prices on three separate trading days during the sixty-day trading period prior to conversion. The warrants are exercisable at any time and in any amount for a period of seven years from closing at purchase prices ranging from $.0175 to $.00075 per share. The Company is required to pay interest to the debenture holder on the aggregate unconverted and outstanding principal amount of the debenture at the rate of 12% per annum, payable on each conversion date and maturity date in cash or shares of common stock. On April 7, 2004, 11,999,999 of these warrants were repriced from $.0175 to $.0004 per share. On June 18, 2004, 279,324,980 of these warrants were repriced from $.00075 to $.00025 per share.

      On January 8, 2004, the Company sold an additional $25,000 in convertible debentures along with 1,428,571 warrants pursuant to the share purchase agreement (the "12% Senior Secured Convertible Debenture Agreement") dated December 5, 2002. The debentures will become due twelve months from the date of issuance. The investors will have the right to acquire up to $25,000 worth of the Company's common stock at a price the lesser of $.0175 or 50% of the average of the three lowest prices on three separate trading days during the sixty-day trading period prior to conversion. The warrants are exercisable at any time and in any amount for a period of seven years from closing at a purchase price of $.0175 per share. The Company is required to pay interest to the debenture holder on the aggregate unconverted and outstanding principal amount of the debenture at the rate of 12% per annum, payable on each conversion date and maturity date in cash or shares of common stock. On April 7, 2004 all of these warrants were repriced from $.0175 to $0.0004 per share

      On March 25, 2004, the Company entered into a new share purchase agreement with Bristol Investment Fund, Ltd. for the issuance and sale by the Company of debentures of up to $1,000,000. The first debenture of $350,000 was purchased together with 924,000,000 warrants on closing. The debenture will become due twelve months from the date of issuance. Bristol will have the right to acquire up to $350,000 worth of the Company's common stock at a price the lesser of $.0175 or 50% of the average of the three lowest prices on three separate trading days during the sixty-day trading period prior to conversion. The warrants are exercisable at any time and in any amount until March 25, 2011 at a purchase price of $.000417 per share. The Company is required to pay interest to Bristol on the aggregate unconverted and outstanding principal amount of the debenture at the rate of 12% per annum, payable on each conversion date and maturity date in cash or shares of common stock. On June 18, 2004, all of these warrants were repriced from $.000417 to $.00025 per share.

      On March 29, 2004, the Company entered into a new share purchase agreement with Tazbaz Holdings Limited for the issuance and sale by the Company of a $100,000 principal amount Convertible Debenture and 250,000,000 warrants to purchase shares of the Company's common stock. The debenture will become due twelve months from the date of issuance. Tazbaz Holdings Limited will have the right to acquire up to $100,000 worth of the Company's common stock at a price the lesser of $.0175 or 50% of the average of the three lowest prices on three separate trading days during the sixty-day trading period prior to conversion. The warrants are exercisable at any time and in any amount until March 29, 2011 at a purchase price of $.0004 per share. The Company is required to pay interest to Tazbaz Holdings Limited on the aggregate unconverted and outstanding principal amount of the debenture at the rate of 12% per annum, payable on each conversion date and maturity date in cash or shares of common stock.

      On May 20 and June 18, 2004, the Company sold an additional $400,000 in convertible debentures together with 1,682,352,942 warrants to Bristol Investment Fund, Ltd. pursuant to the March 25, 2004 share purchase agreement. The debentures will become due twelve months from the date of issuance. Bristol will have the right to acquire up to $400,000 worth of the Company's common stock at a price the lesser of $.0175 or 50% of the average of the three lowest prices on three separate trading days during the sixty-day trading period prior to conversion. The warrants are exercisable at any time and in any amount for a period of seven years from closing at a purchase price of $.00025 per share. The Company is required to pay interest to Bristol on the aggregate unconverted and outstanding principal amount of the debenture at the rate of 12% per annum, payable on each conversion date and maturity date in cash or shares of common stock.

      On May 24, 2004 and June 18, 2004, the Company entered into new share purchase agreements with Tazbaz Holdings Limited for the issuance and sale by the Company of $300,000 principal amount Convertible Debentures and 1,157,142,857 warrants to purchase shares of the Company's common stock. The debentures will become due twelve months from the date of issuance. Tazbaz Holdings Limited will have the right to acquire up to $300,000 worth of the Company's common stock at a price the lesser of $.0175 or 50% of the average of the three lowest prices on three separate trading days during the sixty-day trading period prior to conversion. The warrants are exercisable at any time and in any amount for a period of seven years from closing at a purchase price of $.00025 per share. The Company is required to pay interest to Tazbaz Holdings Limited on the aggregate unconverted and outstanding principal amount of the debenture at the rate of 12% per annum, payable on each conversion date and maturity date in cash or shares of common stock.

ORIGINAL ISSUE DISCOUNT CONVERTIBLE DEBENTURES

      On November 12, 2004, the Company sold an additional $875,000 in convertible debentures with original issue discount (OID) together with 4,750,000,000 warrants to a group of investors including Bristol Investment Fund Ltd., Alpha Capital and Tazbaz Holdings Inc. Pursuant to the Share Purchase Agreement, the debentures will become due twelve months from the date of issuance. The investors will have the right to acquire up to $875,000 (equal to 125% of the aggregate subscription amount of $700,000) worth of the Company's common stock at a price the lesser of $.0002 or 80% of the average of the three lowest intraday prices on three separate trading days during the twenty days trading period prior to conversion. The warrants are exercisable at any time and in any amount for a period of seven years from closing at a purchase price of $.0002 per share.

      As of record date, if the outstanding debentures of $1,287,200 were to be converted and all common stock warrants held by the debenture holders were to be exercised we would be obligated to issue approximately 20,531,500,000 shares of our common stock.

      COMMON STOCK PURCHASE WARRANTS

      There are outstanding warrants to purchase an aggregate of 9,057,417,698 shares of the Company's common stock as follows:

      On December 30, 1999, 475,000 warrants were issued in conjunction with the private placement of the Series A, preferred stock. They are exercisable at any time and in any amount until December 30, 2004 at a purchase price of $3.24 per share.

      On April 16, 2000, we issued 50,000 warrants in connection with a private placement of Series A stock and 300,000 warrants on the issue of Class B preferred shares. The warrants were issued with a strike price of $3.71 and expire April 16, 2005. On January 26, 2001, 100,000 of these warrants were repriced from $3.71 per share to $1.00 per share.

      In connection with the private placement of Series B preferred stock 225,000 warrants were issued. They are exercisable at a purchase price of $3.58.

      In 2000, in connection with the purchase of the investment in E-Wink 500,000 warrants were issued. They are exercisable at a purchase price of $3.25 and expire March 6, 2005.

      In 2000, in connection with the private placement of August 22, 2000, 560,627 warrants were issued. They are exercisable at a purchase price of $2.46 and expire August 22, 2005. On January 26, 2001, 280,693 of these warrants were repriced from $2.46 per share to $1.00 per share.

      On January 26, 2001, the Company issued warrants to purchase up to 250,000 shares of its common stock exercisable at any time and in any amount until January 26, 2006 at a purchase price of $1.50 per share. In February 2001, 150,000 of such warrants were exercised by KSH Investment Group, the placement agent in the Company's August 2000 private placement offering.

      Following verbal agreements in December 2000, on January 24, 2001, the Company signed an agreement with The Del Mar Consulting Group, a California corporation, to represent it in investors' communications and public relations with existing shareholders, brokers, dealers and other investment professionals. The Company issued warrants to purchase 400,000 shares of common stock at $1.00 per share which expire January 24, 2005 and which are exercisable commencing August 1, 2001. In April 2001, the warrants were cancelled and 400,000 new warrants were issued which are exercisable at $0.55, which expire August 1, 2005.

      During the year ended December 31, 2001, the Company issued 723,436 warrants to the Series C Preferred Stock investors of which 663,484 have a strike price of $0.54 and expire on April 18, 2005. The balance of 59,952 have a strike price of $0.63 and expire on June 8, 2005.

      On May 24, 2002, the Company entered into an agreement with Tazbaz Holdings Limited, pursuant to which Tazbaz securitized an overdraft position of the Company with Bank One in the amount of $650,000 until the Bank's repayment on December 5, 2002. Pursuant to this agreement the Company issued 10,000,000 warrants; 6,000,000 of which are exercisable at any time and in any amount until November 15, 2009 at a purchase price of $.08 per share, and 4,000,000 of which are exercisable at any time and in any amount until November 15, 2009 at a purchase price of $.04 per share.

      On October 1, 2002, the Company entered into consulting agreements with a group of seven consultants with expertise in restructuring, financing, legal and management services for one-year terms to assist the Company with its restructuring and refinancing efforts. In consideration for such services the Company issued 10,600,000 warrants which are exercisable at any time and in any amount until September 30, 2003 at a purchase price of $.025 per share. As of December 10, 2004, 9,980,000 of these warrants had been exercised with net proceeds of $249,500.

      On December 5, 2002, the Company issued 50,285,713 warrants to holders of the 12% Senior Secured Convertible Debentures which are exercisable at any time and in any amount until December 5, 2009 at a purchase price of $.0175 per share. On June 30, 2003 and July 22, 2003, 12,571,428 of these warrants were repriced from $.0175 to $.00137 per share. On October 14, 2003, 12,571,428 of these warrants were repriced from $.00137 to $.00075 per share. On June 18, 2004, 1,142,857 of these warrants were repriced from $.00075 to $.00025 per share. As of December 10, 2004, 22,857,142 of these warrants had been exercised with net proceeds of $17,142.86

      Pursuant to the December 18, 2002 convertible debenture, the Company issued 5,625,000 warrants to Tazbaz Holdings Limited, which are exercisable at any time and in any amount until December 18, 2009 also at a purchase price of $0.175 per share. On April 7, 2004, all of these warrants were repriced from $.0175 to $.0004 per share. As of December 10, 2004, all of these warrants had been exercised with net proceeds of $2,250.00

      During the year ended December 31, 2003, the Company issued 783,366,790 warrants to holders of the 12% Senior Secured Convertible Debentures which are exercisable at any time and in any amount for seven years from the date of closing at purchase prices ranging from $.0175 to $.00075 per share. On June 30, 2003, 45,714,286 of these warrants were repriced from $.0175 to $.00875 per share. On October 14, 2003, 314,576,307 of these warrants were repriced from $.00137 to $.00075 per share. On April 7, 2004, 11,999,999 of these warrants were repriced from $.0175 to $.0004 per share. On June 18, 2004, 279,324,980 of these warrants were repriced from $.00075 to $.00025 per share. As of December 10, 2004, 368,327,525 of these warrants had been exercised with net proceeds of $272,046.

      On January 8, 2004, the Company sold issued 1,428,571 warrants to holders of the 12% Senior Secured Convertible Debentures which are exercisable at any time and in any amount for seven years from the date of closing at a purchase price of $.0175 per share. On April 7, 2004 all of these warrants were repriced from $.0175 to $0.0004 per share. As of December 10, 2004, all of these warrants had been exercised with net proceeds of $571.43.

      On March 25, 2004, the Company issued 924,000,000 warrants to Bristol Investment Fund, Ltd. which are exercisable at any time and in any amount until March 25, 2011 at a purchase price of $.000417 per share. On June 18, 2004, all of these warrants were repriced from $.000417 to $.00025 per share.

      On March 25, 2004 the Company issued 250,000,000 warrants to Tazbaz Holdings Limited, which are exercisable at any time and in any amount until March 29, 2011 at a purchase price of $0.0004 per share.

      On May 20 and June 18, 2004, the Company issued 1,682,352,942 warrants to Bristol Investment Fund, Ltd. which are exercisable at any time and in any amount for a period of seven years from closing at a purchase price of $.00025 per share.

      On May 24, 2004, the Company issued 357,142,857 warrants to Tazbaz Holdings Limited which are exercisable at any time and in any amount for a period of seven years from closing at a purchase price of $.00028 per share. As of December 10, 2004, 100,000,000 of these warrants had been exercised with net proceeds of $28,000.00.

      On June 18, 2004, the Company issued 800,000,000 warrants to Tazbaz Holdings Limited which are exercisable at any time and in any amount for a period of seven years from closing at a purchase price of $.00025 per share.

      On November 12, 2004, the Company issued 4,687,500,000 warrants to holders of the Original Discount Convertible Debentures which are exercisable at any time and in any amount for seven years from the date of closing at a purchase price of $.0002 per share.

      Warrant-holders are not entitled, by virtue of being warrant-holders, to receive dividends, to vote at or receive notice of any meeting of shareholders or to exercise any other rights whatsoever as shareholders. In order to receive one share of the Company's common stock a warrant-holder must surrender one warrant, accompanied by payment of the aggregate exercise price of the warrants to be exercised, which payment may be made, at the warrant-holder's election, in cash or by delivery of a cashiers or certified check or any combination of the foregoing. Upon receipt of duly executed warrants and payment of the exercise price, the Company will issue and cause to be delivered to warrant-holders certificates representing the number of shares of common stock so purchased.

THIS PROXY STATEMENT CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WHICH INVOLVE RISKS AND UNCERTAINTITIES. THE COMPANY'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN FACTORS, INCLUDING THOSE SET FORTH BELOW AND ELSEWHERE IN THIS PROXY STATEMENT.

                                   PROPOSAL 1

TO ELECT THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ENSUING YEAR.

      Three directors are to be elected at the Meeting to hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified. The election of directors requires the affirmative vote of at least the majority of shares of common stock present or represented at an annual meeting at which a quorum is present or represented. The By-Laws of the Company provide that the authorized number of directors shall be as set by the Board of Directors but shall not be less than one.

MANAGEMENT

                                                                       POSITION
NAME                 AGE  POSITION WITH THE COMPANY                   HELD SINCE

Declan A. French     60   Chairman of the Board of Directors, Chief      1994
                          Executive Officer and President

Arthur S. Marcus *   40   Director                                       2000

Lloyd MacLean        51   Director                                       2003

Patrick Power        44   Director Nominee                               2004

* Mr. Marcus informed the Company on December 15, 2004 that he does not intend to stand for re-election to the Board of Directors.

      Set forth below is a biographical description of each of the Company's directors and director nominees based on information supplied by each of them:

      DECLAN A. FRENCH has served as the Company's Chairman of the Board of Directors, Chief Executive Officer and President since its inception in February 1994. Prior to founding Thinkpath, Mr. French was President and Chief Executive Officer of TEC Partners Ltd., an information technology recruiting firm in Toronto, Canada. Mr. French has a diploma in Psychology and Philosophy from the University of St. Thomas in Rome, Italy.

      ARTHUR S. MARCUS has served on the Company's Board of Directors since April 2000. Mr. Marcus is a partner at the New York law firm of Gersten, Savage, Kaplowitz, Wolf and Marcus, LLP, the Company's United States securities counsel. Mr. Marcus joined Gersten, Savage & Kaplowitz, LLP in 1991 and became a partner in 1996. Mr. Marcus specializes in the practice of United States Securities Law and has been involved in approximately 50 initial public offerings and numerous mergers and acquisitions. Mr. Marcus received a Juris Doctorate from Benjamin N. Cardozo School of Law in 1989.

      LLOYD MACLEAN has served on the Company's Board of Directors since February 14, 2003. Mr. MacLean served as the Company's Chief Financial Officer and a Director from September 1997 until May 2000, at which time he departed to pursue other business opportunities. Mr. MacLean is the sole officer and director of Globe Capital Corporation. From 1996 to 1997, Mr. MacLean was Vice-President and Chief Financial Officer of ING Direct Bank of Canada. From 1994 until 1996, he was Vice-President and Chief Financial Officer of North American Trust, Inc., where he also served as a Vice President from 1990 until 1994. Mr. MacLean has an MBA from Harvard University and is a member of the Canadian Institute of Chartered Accountants.

      PATRICK POWER, director nominee, is a General Manager at Netlan Technology Center. Mr. Power was the former Director of Business Development for Thinkpath Training LLC, a Microsoft partner for Learning Solutions in New York from 2001 until 2004. In 1997, Mr. Power opened the New York IT recruitment office of Thinkpath Inc. where he served as Business Development Manager from 1997 until 2001. In 2001, Mr. Power was transferred to Thinkpath's New York training division. In 2002 Thinkpath sold this division, to Thinkpath Training, LLC, a privately held independent company. Mr. Power has a National Diploma in Civil Engineering (NDEA) from The Waterford Institute of Technology in Ireland. Mr. Power is the nephew of Mr. French, our Chief Executive Officer.

COMMITTEES OF THE BOARD OF DIRECTORS

      In July 1998, the Company's Board of Directors formalized the creation of a Compensation Committee, which is currently comprised of Arthur S. Marcus, Lloyd MacLean and Patrick Power. The Compensation Committee has: (i) full power and authority to interpret the provisions of, and supervise the administration of, the Company's 1998 Stock Option Plan, 2000 Stock Option Plan, 2001 Stock Option Plan and 2002 Stock Option Plan, as well as any stock option plans adopted in the future; and (ii) the authority to review all compensation matters relating to the Company. The Compensation Committee has not yet formulated compensation policies for senior management and executive officers. However, it is anticipated that the Compensation Committee will develop a company-wide program covering all employees and that the goals of such program will be to attract, maintain, and motivate the Company's employees. It is further anticipated that one of the aspects of the program will be to link an employee's compensation to his or her performance, and that the grant of stock options or other awards related to the price of the shares of our common stock will be used in order to make an employee's compensation consistent with shareholders' gains.

      It is expected that salaries will be set competitively relative to the information technology and engineering services and consulting industry and that individual experience and performance will be considered in setting such salaries.

      In July 1998, the Company's Board of Directors also formalized the creation of an Audit Committee, which currently consists of Lloyd MacLean and Patrick Power. The Audit Committee is charged with reviewing the following matters and advising and consulting with the Company's entire Board of Directors with respect thereto: (i) the preparation of the Company's annual financial statements in collaboration with the Company's chartered accountants; (ii) annual review of the Company's financial statements and annual reports; and
(iii) all contracts between the Company and the Company's officers, directors and other of the Company's affiliates. The Audit Committee, like most independent committees of public companies, does not have explicit authority to veto any actions of our entire Board of Directors relating to the foregoing or other matters; however, the Company's senior management, recognizing their own fiduciary duty to the Company and the Company's shareholders, is committed not to take any action contrary to the recommendation of the Audit Committee in any matter within the scope of its review.

      The Company has established an Executive committee, comprised of certain of the Company's executive officers and key employees, which allows for the exchange of information on industry trends and promotes "best practices" among the Company's business units. Currently, the Executive Committee consists of Declan A. French, Kelly Hankinson, and Robert Trick.

      During the year ended December 31, 2003, the Board of Directors met four times on the following dates: April 15, 2003, May 19, 2003, August 14, 2003 and November 10, 2003 at which all of the directors were present; and acted by written consent in lieu of a meeting four times on the following dates: January 24, 2003, January 31, 2003, February 14, 2003 and June 26, 2003. During the year ended December 31, 2003, the Compensation Committee met on January 31, 2003, the Audit Committee met on April 15, 2003 and the Executive Committee met monthly.

BOARD AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2003 with management and has received the written disclosures and the letter from Schwartz Levitsky Feldman llp, the Company's independent auditors, required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committee). The Audit Committee has also discussed with Schwartz Levitsky Feldman llp the Company's audited financial statements for the fiscal year ended December 31, 2003, including among other things the quality of the Company's accounting principles, the methodologies and accounting principles applied to significant transactions, the underlying processes and estimates used by management in its financial statements and the basis for the auditor's conclusions regarding the reasonableness of those estimates, and the auditor's independence, as well as the other matters required by Statement on Auditing Standards No. 61 of the Auditing Standards Board of the American Institute of Certified Public Accountants.

Based on these discussions with Schwartz Levitsky Feldman llp and the results of the audit of the Company's financial statements, the Audit Committee members recommended unanimously to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003. The members of the Audit Committee are Lloyd MacLean and Patrick Power. Each of the above named Audit Committee members is an independent director as defined by Rule 4200 (a)(15) of the National Association of Securities Dealers, Inc.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company's Board of Directors has a Compensation Committee comprised of Arthur S. Marcus, Lloyd MacLean and Patrick Power. Each of Lloyd MacLean and Patrick Power are independent pursuant to Rule 4200 (a)(15) of the National Association of Securities Dealers, Inc. Arthur Marcus is a partner in the Law Firm of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, the Company's outside U.S. securities counsel.

                            BOARD COMPENSATION REPORT

EXECUTIVE COMPENSATION POLICY

      Thinkpath's executive compensation policy is designed to attract, motivate, reward and retain the key executive talent necessary to achieve our business objectives and contribute to our long-term success. In order to meet these goals, Thinkpath's compensation policy for our executive officers focuses primarily on determining appropriate salary levels and providing long-term stock-based incentives. To a lesser extent, Thinkpath's compensation policy also contemplates performance-based cash bonuses. Thinkpath's compensation principles for the Chief Executive Officer are identical to those of Thinkpath's other executive officers.

      CASH COMPENSATION. In determining its recommendations for adjustments to officers' base salaries for Fiscal 2003, we focused primarily on the scope of each officer's responsibilities, each officer's contributions to Thinkpath's success in moving toward its long-term goals during the fiscal year, the accomplishment of goals set by the officer and approved by the Board for that year, our assessment of the quality of services rendered by the officer, comparison with compensation for officers of comparable companies and an appraisal of our financial position. In certain situations, relating primarily to the completion of important transactions or developments, we may also pay cash bonuses, the amount of which will be determined based on the contribution of the officer and the benefit to Thinkpath of the transaction or development.

      EQUITY COMPENSATION. The grant of stock options to executive officers constitutes an important element of long-term compensation for the executive officers. The grant of stock options increases management's equity ownership in us with the goal of ensuring that the interests of management remain closely aligned with those of our stockholders. The Board believes that stock options in Thinkpath provide a direct link between executive compensation and stockholder value. By attaching vesting requirements, stock options also create an incentive for executive officers to remain with us for the long term.

CHIEF EXECUTIVE OFFICER COMPENSATION

      As indicated above, the factors and criteria upon which the compensation of Declan French, our Chief Executive Officer, is based are identical to the criteria used in evaluating the compensation packages of the other executive officers of Thinkpath. The Chief Executive Officer's individual contributions to Thinkpath include his leadership role in establishing and retaining a strong management team, developing and implementing our business plans and attracting investment capital to Thinkpath. In addition, we have reviewed compensation levels of chief executive officers at comparable companies within our industry.

Respectfully submitted:

By the Members of Thinkpath's Compensation Committee
Arthur Marcus, Lloyd MacLean and Patrick Power

INDEMNIFICATION OF OFFICERS AND DIRECTORS

      The Company's By-laws provide that the Company shall indemnify to the fullest extent permitted by Canadian law the Company's directors and officers (and former officers and directors). Such indemnification includes all costs and expenses and charges reasonably incurred in connection with the defense of any civil, criminal or administrative action or proceeding to which such person is made a party by reason of being or having been the Company's officer or director if such person was substantially successful on the merits in his or her defense of the action and he or she acted honestly and in good faith with a view to the Company's best interests, and if a criminal or administrative action that is enforced by a monetary penalty, such person had reasonable grounds to believe his or her conduct was lawful.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted, the Company's directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, the Company has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses, incurred or paid by one of the Company's directors, officers or controlling persons in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

EXECUTIVE COMPENSATION

      The following table sets forth certain information regarding compensation paid by the Company during each of the last three fiscal years to the Company's Chief Executive Officer and to each of the Company's executive officers who earned in excess of $100,000 during the year ended December 31, 2003:

SUMMARY COMPENSATION TABLE

Name and                                                    Restricted
Principal                           Annual                     Stock                        Other
Position                    Year    Salary        Bonus       Awards     Options/SARs    Compensation
--------                    ----    ------        -----       ------     ------------    -------------
Declan A. French            2003    150,000    100,000(1)       -0-           -0-             -0-
Chief Executive Officer     2002    150,000    100,000(2)       -0-           -0-             -0-
and Chairman of the Board   2001    150,000    100,000(2)       -0-           -0-             -0-

(1) This reflects a cash bonus of $100,000 accrued but not paid as at December 31, 2003 pursuant to Mr. French's employment agreement.

(2) This reflects the dollar value of 3,571,429 shares of common stock issued to Mr. French in lieu of cash bonuses for the fiscal year 2002 and 588,235 shares for the fiscal year 2001.

EMPLOYMENT AGREEMENTS

      The Company has entered into an employment agreement with Declan A. French whereby he will serve as Chairman of the Board, Chief Executive Officer and President for a period of two years commencing on November 28, 2001. Mr. French shall be paid a base salary of $150,000 and a bonus to be determined by the Company's EBITDA (earnings before interest, taxes, depreciation and amortization) as a percentage of annual gross revenue with a minimum guaranteed bonus of $100,000. The bonus will be paid in cash or shares at the Company's discretion. In January 2003, the Company issued an aggregate of 12,427,535 shares of its common stock to Mr. French for extinguishment of certain indebtedness of the company to Mr. French pursuant to the amendment to his employment agreement dated January 27, 2003. This included 3,571,429 shares as payment in full for the bonus due for the fiscal year ended 2002. In April 2002, the Company issued 588,235 shares of its common stock to Mr. French as payment in full for the bonus due for the fiscal year 2001. In February 2001, the Company issued 1,200,000 shares of its common stock as payment in full for the bonuses due to Mr. French for the fiscal years of 1999 and 2000 pursuant to the terms of his previous employment agreement. Mr. French continues to serve as Chairman, Chief Executive Officer and President.

      On March 1, 2001, the Company entered into an employment agreement with Kelly Hankinson whereby she will serve as Chief Financial Officer. Ms. Hankinson shall be paid an annual salary of $100,000. The employment agreement is for an indeterminate period of time. In 2003, Ms. Hankinson was paid approximately $75,000. In the event Ms. Hankinson is terminated for any reason, including but not limited to, the acquisition of Thinkpath, Ms. Hankinson shall be entitled to a severance payment equal to one year's salary.

      No other officer or director has an employment contract with the Company.

COMPENSATION OF DIRECTORS

      Effective August 28, 2002, each non-employee member of the Company's Board of Directors shall receive the following annual compensation in consideration for services rendered as a director: (i) 5 year option to purchase up to 50,000 shares of our common stock exercisable at a price equal to fair market value of our common stock as of the date of grant; (ii) a cash amount of $4,000 per annum, paid on a quarterly basis; and, (iii) reimbursement of reasonable and ordinary expenses in connection with such member's attendance at Board or committee meetings. To date, the Company has not made any such payments to its outside directors.

      Directors who receive a salary from the company shall not be entitled to receive any additional compensation for their services as a member of the Company's Board of Directors.

      Board of Directors and shareholders have adopted the 1998 Stock Option Plan, 2000 Stock Option Plan, 2001 Stock Option Plan, and 2002 Stock Option Plan, pursuant to which options have been or may be granted to officers, directors, consultants, key employees, advisors and similar parties who provide their skills and expertise to the Company.

OPTIONS, WARRANTS OR RIGHTS

      No options were issued to any of the Company's officers or directors during 2002 and 2003.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On August 1, 2002, the Company further restructured its note payable to Roger Walters, reducing the principal from $675,000 to $240,000 in consideration of the issuance of 1,000,000 shares of its common stock. The company agreed to issue and register the shares upon obtaining shareholder approval of an amendment to its Articles of Incorporation increasing its authorized capital stock. Principal payments of $4,000 were to be made monthly beginning September 1, 2002 until August 1, 2007. This loan is non-interest bearing.

      In addition, the Company agreed to price protection on the 1,756,655 shares that were issued to Mr. Walters in January 2002. In the event that the bid price is less than $.27 per share when Mr. Walters seeks to sell his shares in an open market transaction, the Company will be obligated to issue additional shares of unregistered common stock with a value equal to the difference between $.27 per share and the closing bid price to a floor of $.14 per share. Pursuant to this agreement, the Company issued Mr. Walters 1,631,185 shares of our common stock in December 2002.

      The price of the shares at the time of conversion of Mr. Walter's debt on August 1, 2002 was 0.0942, representing approximately $340,800 in debt forgiveness. In accordance with FAS 15, the gain was measured by the excess of the carrying amount of the note payable settled less accrued interest, finance charges or other debt obligations. On December 5, 2002, the shares were issued to Roger Walters and the Company debited liabilities payable in capital stock and credited capital stock in the amount of $247,858 and debt forgiveness in the amount of $187,142.

      On November 12, 2004, the Company reached a settlement with Roger Walters with respect to the note payable to Walters by the Company in the amount of $224,000 plus accrued interest. In consideration of a monetary payment by the Company of $33,600 and execution of a Full and Final Release, Walters released the Company of all rights and debt held by him and forgave the balance of the note payable and accrued interest of approximately $237,400.

      On August 1, 2002, the Company restructured its note payable to Denise Dunne-Fushi, reducing the principal from $1,740,536 to $600,000 in consideration of the issuance of 4,000,000 shares of its common stock. In addition a prior debt conversion of $225,000 that was to be paid in capital was forgiven. The Company agreed to issue and register the shares upon obtaining shareholder approval of an amendment to our Articles of Incorporation increasing its authorized capital stock. Principal payments of $10,000 per month were to begin November 1, 2002 bearing 5% interest until October 2, 2007. In addition, the Company agreed to cover the monthly expense associated with Ms. Dunne-Fushi's family health benefits and vehicle lease for a period of four years.

      The price of the shares at the time of conversion was 0.0942, representing approximately $763,763 in debt forgiveness. In accordance with FAS 15, the gain was measured by the excess of the carrying amount of the note payable settled less accrued interest, benefits and car lease payments as per the settlement agreement. On December 5, 2002, the shares were issued to Denise Dunne and the Company debited liabilities payable in capital stock and credited capital stock in the amount of $475,787 and debt forgiveness in the amount of $889,749.

      On November 12, 2004, the Company reached a settlement with Denise Dunne-Fushi with respect to the note payable to Dunne-Fushi by the Company in the amount of $629,491. In consideration of a monetary payment by the Company of $202,000 and execution of a Full and Final Release, Dunne-Fushi released the Company of all rights and debt held by her and forgave the balance of the note payable of approximately $427,491.

      During the fiscal year ended December 31, 2003, the Company paid to Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, the Company's United States legal counsel, approximately $96,000 for legal services rendered. Arthur S. Marcus, one of the Company's directors, is a partner of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP.

      On November 1, 2002, the Company entered into a series of agreements with Thinkpath Training LLC, a New York company, for the sale of certain assets of its New York training division for a nominal amount of cash and the assumption of all prepaid training liabilities. As part of the transaction, Thinkpath Training LLC assumed the New York training staff, some assets and is subletting the classroom facilities. The owner of Thinkpath Training LLC, is the daughter of Declan French, the Company's Chief Executive Officer and President. At December 31, 2003, there were no balances owing to or from the Company by Thinkpath Training LLC.

      All future transactions between the Company and the Company's officers, directors or 5% shareholders, and their respective affiliates, will be on terms no less favorable than could be obtained from unaffiliated third parties. In the event that the Company's enters into future affiliated transactions, they will be approved by the Company's independent directors who do not have an interest in the transactions and who have access, at the Company's expense, to the Company's counsel or independent legal counsel.

                            SHAREHOLDER VOTE REQUIRED

The election of the directors will require the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NAMED
DIRECTORS.

                                 PROPOSAL NO. 2

    RATIFICATION OF APPOINTMENT OF SCHWARTZ LEVITSKY FELDMAN, LLP, CHARTERED
      ACCOUNTANTS AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      Subject to ratification by the shareholders, the Board of Directors appointed Schwartz Levitsky Feldman LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2004.

      The following summarizes the fees paid to Schwartz Levitsky Feldman, LLP for the years ended December 31, 2003, 2002 and 2001:

                                   2003       2002       2001

                  AUDIT        $ 45,000   $100,000   $ 90,000
                  TAX          $  5,000   $ 10,000   $ 10,000
                  ALL OTHER    $ 15,000   $ 22,000   $ 15,500
                  TOTAL FEES   $ 65,000   $132,000   $115,500

      Schwartz Levitsky Feldman, LLP were engaged as our independent auditors in 1999. In connection with the audit of our annual financial statements for the fiscal years ended December 31, 2003, 2002 and 2001, we paid Schwartz Levitsky Feldman, LLP, $45,000 $100,000 and $90,000.

      Tax fees are primarily attributable to various corporate tax planning activities and preparation of our tax returns for which we were billed by Schwartz Levitsky Feldman, LLP, $5,000, $10,000 and $10,000 for the fiscal years ended December 31, 2003, 2002 and 2001.

      All other fees are attributable to consultations on accounting standards and other miscellaneous services for which we were billed by Schwartz Levitsky Feldman, LLP, $15,000 $22,000 and $15,500 for the fiscal years ended December 31, 2003, 2002 and 2001.

      The Audit Committee has considered whether provision of the services described above under "Tax" and "All Other" by Schwartz Levitsky Feldman, LLP, are compatible with maintaining that firm's independence.

      From and after the effective date of the SEC rule requiring Audit Committee pre-approval of all audit and permissible non-audit services provided by independent auditors, the Audit Committee has pre-approved all audit and permissible non-audit services by Schwartz Levitsky Feldman, LLP.

      A representative of Schwartz Levitsky Feldman is expected to be present at the Annual Meeting and will have the opportunity to make a statement, and will be available to respond to appropriate questions from shareholders.

                            STOCKHOLDER VOTE REQUIRED

      Ratification of the appointment of Schwartz Levitsky Feldman as independent certified public accountants requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF SCHWARTZ LEVITSKY FELDMAN, LLP, CHARTERED ACCOUNTANTS AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

                                 PROPOSAL NO. 3

TO VOTE UPON THE PROPOSAL TO APPROVE CERTAIN COMPENSATION PAYABLE TO DECLAN FRENCH, OUR CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT.

Declan French was formerly a principal shareholder of the Company, but has seen his share holding reduced to a number that he believes provides him insufficient motivation to promote the Company's business. Accordingly, the Compensation Committee considered the matter and determined that the past performance rendered by Mr. French to the Company, consisting of:

      His personal guarantee on a currently outstanding loan of the Company to
W. Terry Lyons for approximately $220,000;

      His prior personal guarantees on now extinguished debt of the Company;

      His personal indemnification provided to Denise Dunne-Fushi effective in the event the Company were to file for bankruptcy protection and the money paid to her in settlement of her claim against the Company were to be deemed the property of the Company's shareholders by a court of competent jurisdiction, in which case Mr. French agreed to indemnify up to $200,000 of such claims;

      His acceptance of shares of our common stock in lieu of cash for his annual bonus in 2000, 2001 and 2002; and

      His acceptance of shares of our common stock in lieu of cash for repayment of a loan payable to him in 2002 of $100,000, amounted to a present value in excess of the compensation proposed for shareholder approval hereby and that in view of such past performance and the Company's continuing interest in having Mr. French serve as its chairman of the Board of Directors, chief executive officer and president, that it was in the Company's best interest to award him an additional one hundred thousand dollars ($100,000), payable in shares of the Company's common stock based on the closing market price of such shares on the date of issuance.

The Compensation Committee has adopted a resolution unanimously approving the issuance of $100,000 worth of shares of the Company's common stock to Mr. French, and the board has agreed to submit such proposal for the consideration of the shareholders without taking a position on the merits of the proposal. The Compensation Committee expressly conditioned its favorable recommendation on the receipt by the Company of the affirmative vote of shareholders holding a 2/3 majority of the shares of our common stock present in person or by proxy at the meeting, excluding the shares held by Mr. French or any other member of the board.

                            SHAREHOLDER VOTE REQUIRED

The ratification of the proposal to pay the additional compensation to Mr. French will require the affirmative vote of 2/3 of the shares of common stock in person or represented by proxy at the Meeting.

THE BOARD OF DIRECTORS OF THE COMPANY TAKES NO POSITION ON THE PROPOSAL TO PAY THE ADDITIONAL COMPENSATION TO MR. FRENCH.

                                 PROPOSAL NO. 4

  TO APPROVE A REVERSE STOCK SPLIT OF THE COMPANY'S OUTSTANDING COMMON SHARES.

The Board has unanimously adopted a resolution to effect a one-for-five thousand (1:5,000) reverse stock split (the "Reverse Split") of the Common Stock, to be effected by the filing of the Articles of Amendment subject to shareholder approval thereof, which resolution is appended hereto as ANNEX A. The resolution approving the reverse split will empower the Board of Directors to refrain from acting on the resolution, if the Board deems it advisable, notwithstanding shareholder approval of the resolution.

The Board believes that the Reverse Split is in the Company's best interests, principally because it may increase the trading price of the Common Stock. The immediate effect of the Reverse Split will be to reduce the number of shares of Common Stock from approximately _______ to approximately ______ on a fully diluted basis and from approximately ___________ to approximately _________ such shares presently issued and outstanding.


The Company is authorized, by its articles, to issue an unlimited number of common shares and therefore the Reverse-Split, if approved and implemented, will have no effect on the authorized capital of the Company.


Fractional shares will be rounded up to the next whole share. This is not a "going private" transaction, and no shareholders will be reduced to less than one share. This action will not have the effect of reducing the Company's shareholders to less than 300.

The Reverse Split of the Common Stock is expected to become effective on or about ____________ (the "Effective Date"). Upon the Effective Date, the Company will notify the National Association of Securities Dealers, requesting that the split be made effective on the Effective Date. The Reverse Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Split. New certificates of Common Stock will not be issued.

The Company believes the number of shares of Common Stock currently outstanding has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders, and impairs the potential ability of the Company to raise capital.

The Company believes that the Reverse Split will be advantageous to it and to all shareholders, because it may provide the opportunity for higher share prices based upon fewer shares. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

While its acceptability for ultimate listing on one of the NASDAQ markets or an exchange is presently remote, the Company believes that it is in its interest to adjust its capital structure in the direction of conformity with the NASDAQ structural requirements. At the current date, even with the proposed changes the Company would not meet NASDAQ criteria. There is no assurance that the proposed changes with meet NASDAQ requirements or any other exchange when, and if, the Company is otherwise qualified. There is no assurance that the Company will qualify for NASDAQ listing.

If the Reverse Split is effectuated, the Company may then be better structured to seek equity financing, because many investors shy away from the very high dilution which would occur if an investment were made in the current structure.

The Company cannot predict whether the Reverse Split will increase the market price for the Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that:

      o the market price per share of the Common Stock after the Reverse Split will rise in proportion to the reduction in the number of shares of the Common Stock outstanding before the Reverse Split;

      o will not adversely impact the market price of the Common Stock as a result of negative investor opinion;

      o the Reverse Split will result in a per share price that will attract brokers and investors who do not trade in lower priced shares;

      o the Reverse Split will result in a per share price that will increase the Company's ability to attract and retain employees and other service providers;

      o the market price per share of Common Stock will become or remain sufficiently high to allow the Company to submit a credible listing application to NASDAQ.

The reverse stock split may leave certain stockholders with one or more "odd lots" of new common stock, i.e., stock in amounts of less than 100 shares. These odd lots may be more difficult to sell or require greater transaction cost per share to sell than shares in even multiples of 100. There are frequently situations where transaction costs for odd lots in penny stocks exceed the net proceeds realized from a sale of the odd lot, effectively rendering the odd lot valueless to the holder.

Dissenting shareholders have no appraisal rights under Ontario law or pursuant to its constituent documents of incorporation or bylaws, in connection with the proposed Reverse Split.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REVERSE SPLIT

                                 PROPOSAL NO. 5

                           APPROVAL OF AMENDED BYLAWS

On March 2, 2005 the Board approved a new updated general by-law of the Company,

By-law No. 1A, and repealed general By-law No. 1 which was passed in 1994. Pursuant to the Business Corporations Act (Ontario) By-law No. 1A became effective on March 2, 2005 and By-law No. 1 ceased to have effect on that date, upon such Board approval. The Business Corporations Act (Ontario) requires that when a board of directors makes or repeals a by-law they shall submit the by-law to the shareholders at the next meeting of shareholders and the shareholders may confirm, reject or amend the by-law which has been made or repealed. Copies of the updated general by-law, By-law 1A, and former By-law No. 1 are appended to this proxy circular as Annex B.

The former general by-law No. 1 of the Company provided that the Board could be comprised of only one director and was inconsistent with the articles of the Company which allowed a Board of between one and ten directors as well as being inconsistent with the fact hat the Board has for several years been comprised of more than one director. The Board therefore felt it was necessary to pass the new general By-law 1A of the Company to correct the aforementioned inconsistency.

The Board also felt it was necessary and advisable to pass a new general By-law to establish a reduced quorum requirement for meetings of shareholders (the `quorum' being the minimum number of shares required to be represented in order to validly commence a meeting of shareholders). The former general by-law No. 1 of the Company did not include a quorum requirement for meetings of shareholders. The corporate legislation governing the Company, the Business Corporations Act (Ontario), requires that unless the by-laws otherwise provide, the holders of a majority of the outstanding shares entitled to vote at a meeting of shareholders constitute a quorum. The Company has sometimes not been able to achieve the aforementioned minimum 50% of shares participation rate at its shareholder meetings and at such times have had to cancel the shareholders meeting after having incurred a significant expense in preparation for the meeting, including the preparation and delivery of proxy materials. In this regard the Company recently lost approximately $50,000 for a shareholders meeting that could not proceed because the required 50% minimum of shares was not represented at the meeting. Therefore the Board, with a view to better enabling shareholder meetings to proceed as scheduled and to better prevent the delay of company business and losses associated with canceling shareholder meetings, have included in the new general By-law 1A a quorum requirement for shareholders meetings of a minimum of two shareholders (whether present or represented by proxy) holding a minimum of 5% of the outstanding voting shares of the Company. The Board notes that the aforementioned quorum requirement has no effect on a shareholder's right to receive notice of a meeting, nor does it have any effect on a shareholder's right to vote at a meeting, nor does it have any effect on the percentage of votes represented at a meeting which are required to approve resolutions proposed at a meeting. The quorum requirement in By-law 1A will permit a shareholders meeting to be held if only 5% of the outstanding shares are represented at the meeting by at least two shareholders. To put it another way, if the holders of 95% of the voting shares decide not vote their shares at a shareholders meeting it will still be possible for a shareholders meeting to proceed and the business of the meeting to be conducted by the votes of the 5% of the outstanding voting shares represented at the meeting.

There are numerous other differences between the new By-law 1A and the former By-law No. 1, none of which, the Board feels, have a material impact on the rights of shareholders. By-law 1A is significantly longer than former By-law No. 1 because it includes more of the applicable provisions of the Business Corporations Act (Ontario) than did former By-law No. 1. This is consistent with current practice regarding general by-laws of public companies governed by the Business Corporations Act (Ontario).

At the upcoming meeting of shareholders the following resolution will be presented by management for approval:

"BE IT RESOLVED that the repeal of By-law No. 1 by the board of directors is hereby confirmed and general By-law No. 1A in the form made by the directors is hereby confirmed as a by-law of the Company."

Pursuant to the Business Corporations Act (Ontario) if the foregoing resolution is not approved by at least a simple majority of the votes cast at the upcoming meeting of shareholders the approval of the updated general By-law No. 1A and the revocation of general By-law No. 1will cease to be effective.

                                 PROPOSAL NO. 6

      RATIFICATION OF THE ADOPTION OF THE COMPANY'S 2005 STOCK OPTION PLAN

      At the Annual Meeting a vote will be taken on a proposal to ratify the adoption of the Company's 2005 Stock Option Plan (the "2005 Stock Option Plan"), which contains 10,000,000,000 shares of common stock underlying stock options available for grant thereunder. The 2005 Stock Option Plan was adopted by the Board of Directors on February 15, 2005. A copy of the 2005 Stock Option Plan is attached hereto as Annex C. As of the date of this Proxy, no options to purchase shares of the Company's common stock have been granted to the Company's employees, directors and outside consultants under the 2005 Stock Option Plan.

                          DESCRIPTION OF THE 2005 PLAN

      The 2005 Stock Option Plan will be administered by the Company's Compensation Committee, which will determine among other things, those individuals who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of the Company's common stock issuable upon the exercise of the options and the option exercise price

      The 2005 Stock Option Plan is effective for a period for ten years, expiring in 2015. Options to acquire 10,000,000,000 shares of the Company's common stock may be granted to officers, directors, consultants, key employees, advisors and similar parties who provide the Company with their skills and expertise. The 2005 Stock Option Plan is designed to enable management to attract and retain qualified and competent directors, employees, consultants and independent contractors. Options granted under the 2005 Stock Option Plan may be exercisable for up to ten years, generally require a minimum three-year vesting period, and shall be at an exercise price all as determined by the Company's Compensation Committee provided that, the exercise price of any options may not be less than the fair market value of the shares of the Company's common stock on the date of the grant. Options are non-transferable, and are exercisable only by the participant (or by his or her guardian or legal representative) during his or her lifetime or by his or her legal representatives following death.

      If: (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity); (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity; (iii) the Company is to be dissolved and liquidated; (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power); or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board of Directors (each such event is referred to herein as a "Corporate Change"); no later than (a) ten days after the approval by the shareholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of directors or (b) 30 days after a change of control of the type described in clause (iv), the Company's Compensation Committee, acting in its sole discretion without the consent or approval of any optionee, shall act to effect 1 or more of the following alternatives, which may vary among individual optionees and which may vary among options held by any individual optionee: (1) accelerate the time at which options then outstanding may be exercised so that such options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Company's Compensation Committee, after which specified date all unexercised options and all rights of optionees thereunder shall terminate; (2) require the mandatory surrender to the Company by selected optionees of some or all of the outstanding Options held by such optionees (irrespective of whether such options are then exercisable under the provisions of the 2005 Stock Option
Plan) as of a date before or after such Corporate Change, specified by the Company's Compensation Committee, in which event the Company's Compensation Committee shall thereupon cancel such options and the Company shall pay to each optionee an certain amount of cash per share; (3) make such adjustments to options then outstanding as the Company's Compensation Committee deems appropriate to reflect such Corporate Change (provided, however, that the Company's Compensation Committee may determine in its sole discretion that no adjustment is necessary to options then outstanding); or (4) provide that the number and class of shares covered by an option theretofore granted shall be adjusted so that such option shall thereafter cover the number and class of shares or other securities or property (including, without limitation, cash) to which the optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets, and dissolution, the optionee had been the holder of record of the number of shares of common stock then covered by such option.

      If a participant ceases affiliation with the Company by reason of death, permanent disability or retirement at or after age 65, the option remains exercisable for one year from such occurrence but not beyond the option's expiration date. Other types of termination allow the participant 90 days to exercise the option, except for termination for cause, which results in immediate termination of the option.

      Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by the Company become available again for issuance under the 2005 Stock Option Plan, subject to applicable securities regulation.

      The 2005 Stock Option Plan may be terminated or amended at any time by the Company's Board of Directors, except that the number of shares of the Company's common stock reserved for issuance upon the exercise of options granted under the 2005 Stock Option Plan may not be increased without the consent of the Company's shareholders.

      The Company currently does not have any plans to make any grants under the 2005 Stock Option Plan.

                            SHAREHOLDER VOTE REQUIRED

      Approval of the Company's 2005 Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE COMPANY'S 2005 STOCK OPTION PLAN.

                             SECTION 16(A) REPORTING

      Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding 10% or more of the Company's common stock must report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established. During the year ended December 31, 2004, the Company believes all reports required to be filed under Section 16(a) were filed on a timely basis.

                                  OTHER MATTERS

      The Board of Directors does not know of any matters other than those referred to in the Notice of Meeting, which will be presented for consideration at the Meeting. However, it is possible that certain proposals may be raised at the Meeting by one or more shareholders. In such case, or if any other matter should properly come before the meeting, it is the intention of the person named in the accompanying proxy to vote such proxy with his or her or its best judgement.

                             SOLICITATION OF PROXIES

      The cost of soliciting proxies will be borne by the Company. Solicitations may be made by mail, personal interview, telephone, and telegram by directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of the Company's capital stock.

                              SHAREHOLDER PROPOSALS

      In order to be included in the proxy materials for the Company's next Annual Meeting of shareholders, shareholder proposals must be received by the Company on or before October 31, 2005.

                                    FORM 10-K

      A copy of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission is available to shareholders free of charge by writing to:

                        Thinkpath Inc.
                        201 Westcreek Boulevard
                        Brampton, Ontario
                        Canada, L6T 5S6
                        Attention: Corporate Secretary

                              FINANCIAL STATEMENTS

      The Company's audited consolidated financial statements for the fiscal year ended December 31, 2003 and the related Management's Discussion and Analysis of Financial Condition and Results of Operations are included in the Company's Form 10-K and are incorporated by herein by reference.

      By order of the Board of Directors, March __, 2005

      Declan A. French
      Chairman of the Board of Directors

                                                                         ANNEX A

APPROVAL OF REVERSE SPLIT

"Be it resolved as a special resolution that

1. the Corporation file Articles of Amendment to effect a reverse split of the Corporation's issued and unissued common shares on the basis of one (1) post reverse-split common share of the Corporation issued in exchange for every five thousand (5,000) pre-reverse split common shares and any officer of the Corporation is hereby authorized to sign such Articles of Amendment on behalf of the Corporation; and

2. the Board of Directors of the Corporation be, and they hereby are, authorized and empowered at any time prior to the issuance of a certificate of Articles of Amendment giving effect to the reverse split of its common shares to revoke this resolution without further approval of the shareholders of the Corporation and to determine not to proceed with the transactions contemplated hereby."

                                                                         ANNEX B

                         BY-LAW 1A (see following pages)

                                  BY-LAW NO. 1A

          a by-law relating generally to the conduct of the affairs of


                                 THINKPATH INC.
                               the "Corporation")


                                   ARTICLE 1
                                 INTERPRETATION

In this by-law and all other by-laws of the Corporation, unless the context otherwise specifies or requires:

      (a) "ACT" means the Business Corporations Act, R.S.O. 1990, c. B.16 as from time to time amended and every statute that may be substituted therefor;

      (b) "REGULATIONS" means the Regulations made under the Act as from time to time amended and every regulation that may be substituted therefor;

      (C)   "BOARD" means the board of directors of the Corporation;

      (d) all terms which are used in this or any other by-law of the Corporation and which are defined in the Act or the Regulations shall have the meanings given to them in the Act or the Regulations;

      (e) words importing the singular number include the plural and vice versa;

      (f) words importing the masculine gender include the feminine and neuter genders; and

      (g) the word "person" includes individuals, bodies corporate, corporations, companies, partnerships, syndicates, trusts and unincorporated organizations.

                                   ARTICLE 2
                   SEAL, REGISTERED OFFICE AND FINANCIAL YEAR

2.1 SEAL - The Corporation may but need not have a corporate seal. Any corporate seal adopted for the Corporation shall be such as the board of directors may from time to time approve by resolution.

2.2 REGISTERED OFFICE - The shareholders may from time to time by special resolution fix the municipality or geographic township in Ontario in which the Corporation's registered office is located. The directors may from time to time by resolution fix the location of the registered office within such municipality or geographic township.

2.3 FINANCIAL YEAR - The financial year of the Corporation shall terminate on such date in each year as the directors may from time to time by resolution determine.

                                    ARTICLE 3
                                    DIRECTORS

3.1 POWER OF DIRECTORS - Subject to any unanimous shareholder agreement, the directors shall manage or supervise the management of the business and affairs of the Corporation.

3.2 NUMBER AND QUORUM - The board of directors shall consist of the number of directors set out in the articles of the Corporation or, where a minimum and maximum number is provided for in the articles, such number of directors as shall be determined from time to time by special resolution or, if the special resolution empowers the directors to determine the number, by resolution of the directors. The quorum for the transaction of business at any meeting of the board shall consist of two-fifths of the number of directors.

3.3 QUALIFICATION - Each director shall be eighteen (18) or more years of age and no person who is not an individual, who has the status of a bankrupt or who is of unsound mind and has been so found by a court in Canada or elsewhere shall be a director. A director need not be a shareholder.

3.4 RESIDENT CANADIANS - A majority of the directors shall be resident
Canadians.

3.5 ELECTION AND TERM - The election of directors shall take place at each annual meeting of shareholders and all the directors then in office shall retire but, if qualified, shall be eligible for re-election. The number of directors to be elected at any such meeting shall be the number of directors then in office unless the directors or shareholders shall have otherwise determined in accordance with the Act. If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected.

3.6 REMOVAL OF DIRECTORS - Subject to the provisions of the Act, the shareholders may by ordinary resolution passed at an annual or special meeting of shareholders, remove any director or directors from office before the expiration of his term of office and the vacancy created by such removal may be filled at the same meeting failing which it may be filled by the directors.

3.7 VACANCIES - Vacancies among the directors shall be filled in compliance with the Act.

3.8 VACATION OF OFFICE - The office of a director shall ipso facto be vacated:

      (a)   if he dies;

      (b) if he becomes bankrupt or suspends payment of his debts generally or compounds with his creditors or makes an authorized assignment or is declared insolvent;

      (c) if he is found to be of unsound mind or a mentally incompetent person; or

      (d) subject to the provisions of the Act if by notice in writing to the Corporation he resigns his office. Any such resignation shall be effective at the time it is sent to the Corporation or at the time specified in the notice, whichever is later.

3.9 COMMITTEE OF DIRECTORS - The directors may appoint from among their number a committee of directors and, subject to the provisions of the Act, may delegate to such committee any of the powers of the directors. A majority of the directors of any such committee must be resident Canadians.

3.10 TRANSACTION OF BUSINESS - The powers of a committee of directors may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all the members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place within or outside Ontario.

3.11 PROCEDURE - Unless otherwise determined by the board, each committee shall have the power to fix its quorum at not less than a majority of its members, to elect its chairman and to regulate its procedure.

3.12 REMUNERATION OF DIRECTORS - The remuneration to be paid to the directors shall be such as the Board shall from time to time determine and such remuneration shall be in addition to the salary paid to any officer or employee of the Corporation who is also a member of the Board. The directors may also award special remuneration to any director undertaking any special services on the Corporation's behalf other than the routine work ordinarily required of a director by the Corporation and the confirmation of any such resolution or resolutions by the shareholders shall not be required. The directors shall also be entitled to be paid their travelling and other expenses properly incurred by them in connection with the affairs of the Corporation.

3.13 DISCLOSURE OF INTEREST - Every director or officer of the Corporation who is a party to a material contract or a proposed material contract with the Corporation or who is the director or an officer of, or has a material interest in, any person who is a party to a material contract, or a proposed material contract, with the Corporation shall disclose the nature and extent of his interest at the time and in the manner provided by the Act.

                                   ARTICLE 4
                              MEETINGS OF DIRECTORS

4.1 NOTICE OF MEETING - Meetings of the Board shall be held from time to time at such place, at such time and on such day as the Chairman of the Board, if any, the President or any two directors may determine, and the Secretary shall call meetings when so directed or so authorized. Notice of every meeting so called shall be delivered or mailed or sent by telegram, telex, facsimile or other electronic means to each director not less than forty-eight (48) hours before the time when the meeting is to be held. No notice of a meeting shall be necessary if all the directors are present or if those absent have waived notice of or have otherwise signified their consent to the holding of such meeting.

4.2 FIRST MEETING OF NEW BOARD - For the first meeting of the Board to be held immediately following the election of directors by the shareholders or for a meeting of the Board at which a director is appointed to fill a vacancy in the Board, no notice of such meeting shall be necessary to the newly elected or appointed director or directors in order to legally constitute the meeting, provided that a quorum of the directors is present.

4.3 PLACE OF MEETING - Meetings of the Board and of a committee of directors may be held at any place within or outside of Ontario and in any financial year of the Corporation a majority of the meetings of the board of directors of the Corporation need not be held within Canada.

4.4 MEETINGS BY TELEPHONE - If all the directors present at or participating in a meeting consent, a meeting of the directors or of a committee of directors may be held by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and a director participating in such a meeting by such means shall be deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board held while a director holds office.

4.5 VOTING - At all meetings of the Board, every question shall be decided by a majority of the votes cast. In case of an equality of votes the chairman of the meeting shall be entitled to a second or casting vote in addition to his original vote.

4.6 CHAIRMAN - The Chairman of the Board, if elected and present, and otherwise the President, shall be chairman of any meeting of the Board. If no such officer is present the directors present shall choose one of their members to be chairman.

4.7 TRANSACTION OF BUSINESS BY SIGNATURE - A resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of directors or a committee of directors is as valid as if it had been passed at a meeting of directors or a committee of directors.

                                    ARTICLE 5
                                    OFFICERS

5.1 APPOINTMENT - The Board shall annually or more often as may be necessary, appoint a President and a Secretary and, if deemed advisable, may annually or more often as may be necessary, appoint a Chairman of the Board, a Managing Director, one or more Vice-Presidents, a Treasurer and such other officers as the Board may determine including one or more assistants to any of the officers so appointed. None of the said officers, except the Chairman of the Board and the Managing Director, need be a director. Any two of the said offices may be held by the same person. If the same person holds the office of Secretary and Treasurer, he may, but need not, be known as the Secretary-Treasurer. The Board may from time to time appoint such other officers and agents as it shall deem necessary who shall have such authority and shall perform such duties as may from time to time be determined by the Board.

5.2 REMUNERATION AND REMOVAL - The terms of employment and remuneration of all officers appointed by the Board (including the President) shall be determined, or the manner of determination thereof provided for, from time to time by resolution of the Board. The fact that any officer or employee is a director or shareholder of the Corporation shall not disqualify him from receiving such remuneration as may be determined. All officers, in the absence of agreement to the contrary, shall be subject to removal by resolution of the Board at any time, with or without cause.

5.3 CHAIRMAN OF THE BOARD - From time to time the Board may appoint a Chairman of the Board who shall be a director. If so appointed, the Chairman of the Board shall, if present, preside at all meetings of the Board and at all meetings of shareholders. In addition, the Board may assign to him any of the powers and duties that are by any provisions of this by-law assigned to the President, and he shall have such other powers and duties as the Board may prescribe. During the absence or disability of the Chairman of the Board, his duties shall be performed and his powers exercised by the managing director, if any, or by the president.

5.4 MANAGING DIRECTOR - The Managing Director shall, if appointed, be a resident Canadian and shall exercise such powers and have such authority as may be delegated to him by the Board in accordance with the provisions of the Act. During the absence or disability of the president, or if no president has been appointed, the managing director shall also have the powers and duties of that office.

5.5 PRESIDENT - The President shall be the chief executive officer of the Corporation unless otherwise determined by resolution of the Board and shall have responsibility for the general management and direction of the business and affairs of the Corporation, subject to the authority of the Board. During the absence or disability of the managing director, or if no managing director has been appointed, the president shall also have the powers and duties of that office.

5.6 VICE-PRESIDENT - A Vice-President shall perform such duties and exercise such powers as the President may from time to time delegate to him or as the Board may prescribe.

5.7 SECRETARY - The Secretary shall give, or cause to be given, all notices required to be given to shareholders, directors, auditors and members of committees. He shall attend all meetings of the directors and of the shareholders and shall enter or cause to be entered in books kept for that purpose minutes of all proceedings at such meetings. He shall be the custodian of all books, papers, records, documents and other instruments belonging to the Corporation. He shall perform such other duties as may from time to time be prescribed by the Board or the chief executive officer.

5.8 TREASURER - The Treasurer shall ensure that adequate accounting records are prepared and maintained and shall keep, or cause to be kept, full and accurate books of account in which shall be recorded all receipts and disbursements of the Corporation and, subject to the direction of the Board, shall control the deposit of money, the safekeeping of securities and the disbursement of funds of the Corporation. He shall provide to the Board whenever required of him an account of all his transactions as Treasurer and of the financial position of the Corporation and he shall perform such other duties as may from time to time be prescribed by the Board or the chief executive officer.

5.9 OTHER OFFICERS - The duties of all other officers of the Corporation shall be such as the terms of their engagement call for or the Board requires of them. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the Board otherwise directs.

5.10 VARIATION OF POWERS AND DUTIES - The board may from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any officer. 5.11 TERM OF OFFICE - The board, in its discretion, may remove any officer of the Corporation, without prejudice to such officer's rights under any employment contract. Otherwise each officer appointed by the board shall hold office until his successor is appointed.

                                    ARTICLE 6
                 PROTECTION OF DIRECTORS AND OFFICERS AND OTHERS

6.1 LIMITATION OF LIABILITY - No director or officer shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on his part, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of his office or in relation thereto, unless the same are occasioned by his own wilful neglect or default; providing that nothing herein shall relieve any director or officer from the duty to act in accordance with the Act and the regulations thereunder or from liability for any breach thereof.

6.2 INDEMNITY - Subject to the limitations contained in the Act, the Corporation shall indemnify a director or officer, a former director or officer, or a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor (or a person who undertakes or has undertaken any liability on behalf of the Corporation or any such body corporate) and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the Corporation or such body corporate, if

      (a) he acted honestly and in good faith with a view to the best interests of the Corporation; and

      (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

6.3 INSURANCE - Subject to the limitations contained in the Act, the Corporation may purchase and maintain such insurance for the benefit of its directors and officers as such, as the board may from time to time determine.

                                   ARTICLE 7
                            MEETINGS OF SHAREHOLDERS

7.1 ANNUAL MEETING - The annual meeting of shareholders shall be held on such day in each year and at such time and place in or outside Ontario as the directors may determine for the purpose of hearing and receiving the reports and statements required by the Act to be placed before the shareholders at any annual meeting, electing directors, appointing an auditor and fixing or authorizing the board of directors to fix his remuneration and for the transaction of such other business as may properly be brought before the meeting.

7.2 SPECIAL MEETINGS - The Board, the Chairman of the Board, the Managing Director, the President or a Vice-President who is a director shall have the power at any time to call a special meeting of the shareholders of the Corporation to be held at any time and place in or outside Ontario.

      The phrase "meeting of shareholders" wherever it occurs in this by-law shall mean and include an annual meeting of shareholders, a special meeting of shareholders and any meeting of any class or classes of shareholders.

7.3 PLACE OF MEETINGS - Meetings of shareholders shall be held at the registered office of the Corporation or elsewhere in the municipality in which the registered office is situate or, if the board shall so determine, at some other place in or outside Canada.

7.4 NOTICE - Notice of the time and place of each meeting of shareholders shall be given not less than twenty-one (21) nor more than fifty (50) days before the day on which the meeting is to be held, to the auditor, the directors and to each shareholder entitled to vote at the meeting. Notice of a special meeting of shareholders shall state the nature of the business to be transacted in sufficient detail to permit the shareholders to form a reasoned judgment and shall state the text of any special resolution to be submitted to the meeting. A meeting of shareholders may be held at any time without notice if all of the shareholders entitled to vote thereat are present or represented by proxy and do not object to the holding of the meeting or those not so present or represented by proxy have waived notice, if the auditor and the directors are present or have waived notice of or otherwise consent to such meeting being held.

7.5 OMISSION OF NOTICE - The accidental omission to give notice of any meeting or the non-receipt of any notice by any shareholder or shareholders, by any director or directors or by the auditor of the Corporation shall not invalidate any resolution passed or any proceedings taken at any meeting of shareholders.

7.6 LIST OF SHAREHOLDERS ENTITLED TO NOTICE - For every meeting of shareholders, the Corporation shall prepare a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares entitled to vote at the meeting held by each shareholder. If a record date for the meeting is fixed pursuant to section 7.7, the shareholders listed shall be those registered at the close of business on a day not later than ten (10) days after such record date. If no record date is fixed, the shareholders listed shall be those registered at the close of business on the day immediately preceding the day on which notice of the meeting is given, or where no such notice is given, the day on which the meeting is held. The list shall be available for examination by any shareholder during usual business hours at the registered office of the Corporation or at the place where the securities register is kept and at the place where the meeting is held.

7.7 RECORD DATE FOR NOTICE - The board may fix in advance a record date, preceding the date of any meeting of shareholders by not more than fifty (50) days and not less than twenty-one (21) days, for the determination of the shareholders entitled to notice of the meeting, provided that notice of any such record date is given not less than seven (7) days before such record date, by newspaper advertisement in the manner provided in the Act. If no record date is so fixed, the record date for the determination of the shareholders entitled to notice of the meeting shall be the close of business on the day immediately preceding the day on which the notice is given.

7.8 CHAIRMAN, SECRETARY AND SCRUTINEERS - The chairman of any meeting of shareholders shall be the first mentioned of such of the following officers as have been appointed and who is present at the meeting; chairman of the board, president, managing director, or a vice-president who is a shareholder. If no such officer is present within fifteen (15) minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be chairman. Notwithstanding the aforegoing, the person designated to act as chairman of a meeting of shareholders pursuant to the first sentence of this section 7.8 shall have the right to appoint any person, who need not be a shareholder, to act as chairman of such meeting in his place and stead. If the secretary of the Corporation is absent, the chairman shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by a resolution or by the chairman with the consent of the meeting.

7.9 PERSONS ENTITLED TO BE PRESENT - The only persons entitled to attend a meeting of shareholders shall be those entitled to vote thereat, the directors of the Corporation, the auditor of the Corporation and others who although not entitled to vote are entitled or required under the provisions of the Act or by-laws of the Corporation to be present at the meeting. Any other person may be admitted only on the invitation of the Chairman of the meeting or with the consent of the meeting.

7.10 QUORUM - A quorum for the transaction of business at any meeting of shareholders shall be at least two (2) persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxy or representative for an absent shareholder so entitled, and representing in the aggregate not less than five percent (5%) of the outstanding shares of the Corporation carrying voting rights at the meeting, provided that, if there should be only one shareholder of the corporation entitled to vote at any meeting of the shareholders, the quorum for the transaction of business at the meeting of shareholders shall consist of the one shareholder.

7.11 RIGHT TO VOTE - Subject to the provisions of the Act as to authorized representatives of any other body corporate, at any meeting of shareholders in respect of which the Corporation has prepared the list referred to in section 7.6, every person who is named in such list shall be entitled to vote the shares shown thereon opposite his name except, where the Corporation has fixed a record date in respect of such meeting pursuant to section 7.7, to the extent that such person has transferred any of his shares after such record date and the transferee, upon producing properly endorsed certificates evidencing such shares or otherwise establishing that he owns such shares, demands not later than ten
(10) days before the meeting that his name be included to vote the transferred shares at the meeting. In the absence of a list prepared as aforesaid in respect of a meeting of shareholders, every person shall be entitled to vote at the meeting who at the time is entered in the securities register as the holder of one or more shares carrying the right to vote at such meeting.

7.12 REPRESENTATIVES - An executor, administrator, committee of a mentally incompetent person, guardian or trustee and where a corporation is such executor, administrator, committee of a mentally incompetent person, guardian or trustee, any person duly appointed a proxy for such corporation, upon filing with the secretary of the meeting sufficient proof of his appointment, shall represent the shares in his or its hands at all meetings of the shareholders of the Corporation and may vote accordingly as a shareholder in the same manner and to the same extent as the shareholder of record.

7.13 PROXIES - Every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, or one or more alternate proxyholders, who need not be shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareholder or his attorney and shall conform with the requirements of the Act.

7.14 TIME FOR DEPOSIT OF PROXIES - The board may specify in a notice calling a meeting of shareholders a time, preceding the time of such meeting by not more than forty-eight (48) hours exclusive of Saturdays and holidays, before which time proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, unless it has been received by the secretary of the Corporation or by the chairman of the meeting or any adjournment thereof prior to the time of voting.

7.15 JOINT SHAREHOLDERS - If two (2) or more persons hold shares jointly, any one of them present in person or represented by proxy at a meeting of shareholders may, in the absence of the other or others, vote the shares; but if two (2) or more of those persons are present in person or represented by proxy and vote, they shall vote as one on the shares jointly held by them.

7.16 VOTES TO GOVERN - At all meetings of shareholders every question shall be determined by a majority of the votes cast on the question, unless otherwise required by the articles or by-laws or by the Act. In the case of an equality of votes at any meeting of shareholders, either upon a show of hands or upon a poll, the chairman of the meeting shall be entitled to a second or casting vote in addition to the vote or votes to which he may be entitled as a shareholder.

7.17 SHOW OF HANDS - Subject to the provisions of the Act, any question at a meeting of shareholders shall be decided by a show of hands unless a poll thereon is required or demanded. Upon a show of hands, every shareholder present in person or represented by proxy and entitled to vote shall have one vote. Whenever the vote by show of hands shall have been taken upon a question, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceedings in respect of the question and the result of the vote so taken shall be the decision of the shareholders upon the said question.

7.18 POLLS - If a poll is required by the chairman of the meeting, or is demanded by any shareholder who is present in person or represented by proxy and entitled to vote on the question (whether the poll is required or demanded either before or after a vote has been taken upon the question by a show of hands), and such requirement or demand is not withdrawn, a poll upon the question shall be taken by ballot or in such other manner as the chairman of the meeting may direct. Upon a poll, each shareholder who is present or represented by proxy shall (subject to the provisions, if any, of the articles of the Corporation) be entitled to one vote for each share in respect of which he is entitled to vote on the question. A demand for a poll may be withdrawn.

7.19 ADJOURNMENT - The Chairman at a meeting of the shareholders may, with the consent of the meeting and subject to such conditions as the meeting may decide, adjourn the meeting from time to time to a fixed time and place. If a meeting of shareholders is adjourned for less than thirty (30) days no notice of the adjourned meeting need be given to the shareholders. If a meeting of shareholders is adjourned by one or more adjournments for thirty (30) days or more, notice of the adjourned meeting shall be given as for an original meeting.

7.20 RESOLUTION IN WRITING - Subject to the provisions of the Act, a resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid and effective as if passed at a meeting of the shareholders duly called, constituted and held for that purpose.

                                    ARTICLE 8
                              SHARES AND TRANSFERS

8.1 ALLOTMENT AND ISSUE - Subject to the provisions of the Act, shares in the capital of the Corporation may be allotted and issued by resolution of the Board at such times and on such terms and conditions and to such persons or class of persons as the Board determines.

8.2 PAYMENT OF COMMISSIONS - The Board may authorize the Corporation to pay a commission to any persons in consideration of their purchasing or agreeing to purchase shares of the Corporation, or procuring or agreeing to procure purchasers for such shares.

8.3 REGISTRATION OF TRANSFER - Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except upon presentation of the certificate representing such shares with a transfer endorsed thereon or delivered therewith duly executed by the registered holder or by his attorney or successor duly appointed, together with such reasonable assurance or evidence of signature, identification and authority to transfer as the board may from time to time prescribe, upon payment of all applicable taxes and any fees prescribed by the board, upon compliance with such restrictions on transfer as are authorized by the articles and upon satisfaction of any lien referred to in section 8.7.

8.4 SHARE CERTIFICATES - Every holder of one or more shares of the Corporation shall be entitled, at his option, to a share certificate, or to a non-transferable written acknowledgement of his right to obtain a share certificate, stating the number and class or series of shares held by him as shown on the securities register. Share certificates and acknowledgements of a shareholder's right to a share certificate, respectively, shall be in such form as the board shall from time to time approve. Any share certificate shall be signed in accordance with section 14.2; provided that, unless the board otherwise determines, certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. A share certificate shall be signed manually by at least one director or officer of the Corporation or by or on behalf of the transfer agent and/or registrar. Any additional signatures required may be printed or otherwise mechanically reproduced. A share certificate executed as aforesaid shall be valid notwithstanding that any of the directors or officers whose facsimile signature appears thereon no longer holds office at the date of issue of the certificate.

8.5 TRANSFER AGENT AND REGISTRAR - The directors may from time to time by resolution appoint or remove one or more transfer agents and/or branch transfer agents and/or registrars and/or branch registrars (which may or may not be the same individual or body corporate) for the securities issued by the Corporation in registered form (or for such securities of any class or classes) and may provide for the registration of transfers of such securities (or such securities of any class or classes) in one or more places and such transfer agents and/or branch transfer agents and/or registrars and/or branch registrars shall keep all necessary books and registers of the Corporation for the registering of such securities (or such securities of the class or classes in respect of which any such appointment has been made). In the event of any such appointment in respect of the shares (or the shares of any class or classes) of the Corporation, all share certificates issued by the Corporation in respect of the shares (or the shares of the class or classes in respect of which any such appointment has been made) of the Corporation shall be countersigned by or on behalf of one of the said transfer agents and/or branch transfer agents or by or on behalf of one of the said registrars and/or branch registrars, if any.

8.6 SURRENDER OF CERTIFICATES - No transfer of shares shall be recorded or registered unless or until the certificate representing the shares to be transferred has been surrendered and cancelled.

8.7 LIEN FOR INDEBTEDNESS - The Corporation has a lien on a share registered in the name of a shareholder or his legal representative for a debt of that shareholder to the Corporation.

8.8 ENFORCEMENT OF LIEN - The lien referred to in the preceding section may be enforced by any means permitted by law and:

      (a) where the share or shares are redeemable pursuant to the articles of the Corporation by redeeming such share or shares and applying the redemption price to the debt;

      (b) subject to the Act, by purchasing the share or shares for cancellation for a price equal to the book value of such share or shares and applying the proceeds to the debt;

      (c) by selling the share or shares to any third party whether or not such party is at arms length to the Corporation, and including, without limitation, any officer or director of the Corporation for the best price which the directors consider to be obtainable for such share or shares; or

      (d) by refusing to register a transfer of such share or shares until the debt is paid.

8.9 NON-RECOGNITION OF TRUSTS - The Corporation shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not, except as ordered by a court of competent jurisdiction or as required by statute, be bound to see to the execution-of any trust, whether express, implied or constructive, in respect of any share or to recognize any such claim to or interest in such share on the part of any person other than the registered holder thereof.

8.10 LOST CERTIFICATES - The Board or any officer or agent designated by the Board may in its or his discretion direct the issue of a new share certificate in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate that has been lost, apparently destroyed or wrongfully taken on payment of such fee, not exceeding $3.00, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the Board may from time to time prescribe, whether generally or in any particular case.

8.11 JOINT SHAREHOLDERS - If two (2) or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

8.12 DECEASED SHAREHOLDERS - In the event of the death of a holder of any share, the Corporation shall not be required to make any entry in the register of shareholders in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agent. Where shares are issued to joint holders, upon satisfactory proof of the death of one joint holder, the Corporation may treat the surviving joint/holder or holders as the issuer of the shares.

                                    ARTICLE 9
                        VOTING SHARES IN OTHER COMPANIES

All of the shares or other securities carrying voting rights of any other body corporate held from time to time by the Corporation may be voted at any and all meetings of shareholders, bondholders, debenture holders or holders of other securities (as the case may be) of such other body corporate and in such manner and by such person or persons as the Board shall from time to time determine. The proper signing officers of the Corporation may also from time to time execute and deliver for and on behalf of the Corporation proxies and/or arrange for the issuance of voting certificates and/or other evidence of the right to vote in such names as they may determine without the necessity of a resolution or other action by the Board.

                                   ARTICLE 10
                      INFORMATION AVAILABLE TO SHAREHOLDERS

10.1 DISCOVERY OF INFORMATION - Except as provided by the Act, no shareholder shall be entitled to discovery of any information respecting any details of conduct of the Corporation's business which in the opinion of the directors it would be inexpedient in the interests of the Corporation to communicate to the public.

10.2 INSPECTION OF RECORDS - The directors may from time to time, subject to rights conferred by the Act, determine whether and to what extent and at what time and place and under what conditions or regulations the documents, books and registers and accounting records of the Corporation or any of them shall be open to the inspection of shareholders and no shareholder shall have any right to inspect any document or book or register or accounting record of the Corporation except as conferred by statute or authorized by the Board or by a resolution of the shareholders.

                                   ARTICLE 11
                                    DIVIDENDS

11.1 DECLARATION - Subject to the provisions of the Act, the board may from time to time declare dividends payable to the shareholders according to their respective rights and interests in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.

11.2 PAYMENT - A dividend payable in cash shall be paid by cheque drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class in respect of which it has been declared, and delivered or mailed by ordinary mail postage prepaid to such registered holder at his last address appearing on the records of the Corporation. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and if more than one address appears on the books of the Corporation in respect of such joint holding the cheque shall be mailed to the first address so appearing. The mailing of such cheque as aforesaid shall satisfy and discharge all liability for the dividend to the extent of the sum represented thereby, unless such cheque is not paid on presentation.

11.3 NON-RECEIPT OF CHEQUES - In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the board may from time to time prescribe, whether generally or in any particular case.

11.4 RECORD DATE FOR DIVIDENDS AND RIGHTS - The board may fix in advance a date, preceding by not more than fifty (50) days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities, provided that notice of any such record date is given, not less than fourteen (14) days before such record date, by newspaper advertisement in the manner provided in the Act. Where no record date is fixed in advance as aforesaid, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the board.

11.5 UNCLAIMED DIVIDENDS - Any dividend unclaimed after a period of six (6) years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

                                   ARTICLE 12
                                     NOTICES

12.1 SERVICE - Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the regulations thereunder, the articles, the by-laws or otherwise to a shareholder, director, officer, auditor or member of a committee of the board shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to his recorded address or if mailed to him at his recorded address by prepaid ordinary or air mail or if sent to him at his recorded address by any means of prepaid transmitted or recorded communications. A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been given when deposited in a post office or public letter box; and a notice so sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch. The secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the board in accordance with any information believed by him to be reliable. The recorded address of a director shall be his latest address as shown in the records of the Corporation or in the most recent notice filed under the Corporations Information Act, whichever is the more current.

12.2 SHARES REGISTERED IN SEVERAL NAMES - All notices or other documents with respect to any shares registered in more than one name shall be given to whichever of such persons is named first in the records of the Corporation and any notice or other document so given shall be sufficient notice to all the holders of such shares.

12.3 ENTITLEMENT BY OPERATION OF LAW - Subject to the provisions of the Act, every person who by operation of law, transfer or by any other means whatsoever shall become entitled to any share or shares shall be bound by every notice or other document in respect of such share or shares which previous to his name and address being entered on the books of the Corporation shall be duly given to the person or persons from whom he derives his title to such share or shares.

12.4 NOTICE DECEASED SHAREHOLDERS - Any notice or other document delivered or sent by post or left at the address of any shareholder as the same appears in the records of the Corporation shall, notwithstanding that such shareholder be then deceased, and whether or not the Corporation has notice of his decease, be deemed to have been duly served in respect of the shares held by such shareholder (whether held solely or with any other person or persons) until some other person be entered in his stead in the records of the Corporation as the holder or one of the holders thereof and such service shall for all purposes be deemed a sufficient service of such notice or document on his heirs, executors or administrators and on all persons, if any, interested through him or with him in such shares.

12.5 SIGNATURE TO NOTICES - The signature of any director or officer of the Corporation to any notice or document to be given by the Corporation may be written, stamped, typewritten or printed or partly written, stamped, typewritten or printed.

12.6 COMPUTATION OF TIME - In computing the date when notice must be given under any provision requiring a specified number of days notice of any meeting or other event, the date of giving the notice shall be included and the date of the meeting or other event shall also be included.

12.7 UNDELIVERED NOTICES - If any notice given to a shareholder pursuant to section 7.4 is returned on three (3) consecutive occasions because he cannot be found, the Corporation shall not be required to give any further notices to such shareholder until he informs the Corporation in writing of his new address.

12.8 OMISSIONS AND ERRORS - The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

12.9 PROOF OF SERVICE - With respect to every notice or other document sent by post it shall be sufficient to prove that the envelope or wrapper containing the notice or other document was properly addressed as provided in this by-law and put into a Post Office or into a public letter box. A certificate of an officer of the Corporation in office at the time of the making of the certificate or an officer of any transfer agent or branch transfer agent of shares of any class of the Corporation as to the facts in relation to the mailing or delivery of any notice or other document to any shareholder, director, officer or auditor or publication of any notice or other document shall be conclusive evidence thereof and shall be binding on every shareholder, director, officer or auditor of the Corporation as the case may be.

12.10 WAIVER OF NOTICE - Any shareholder (or his duly appointed proxyholder), director, officer, auditor or member of a committee of the board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under any provisions of the Act, the regulations thereunder, the articles, the by-laws or otherwise and such waiver or abridgement shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of shareholders or of the board which may be given in any manner.

                                   ARTICLE 13
                              CUSTODY OF SECURITIES

13.1 SAFEKEEPING - All shares and securities owned by the Corporation shall be lodged (in the name of the Corporation) with a chartered bank or a trust company or in a safety deposit box or, if so authorized by resolution of the Board, with such other depositories or in such other manner as may be determined from time to time by the Board.

13.2 NOMINEES - All share certificates, bonds, debentures, notes or other obligations or securities belonging to the Corporation may be issued or held in the name of a nominee or nominees of the Corporation (and if issued or held in the names of more than one nominee shall be held in the names of the nominees jointly with the right of survivorship) and may be endorsed in blank with endorsement guaranteed in order to enable transfer to be completed and registration to be effected.

                                   ARTICLE 14
                            EXECUTION OF INSTRUMENTS

14.1 CHEQUES, DRAFTS AND NOTES - All cheques, drafts or orders for the payment of money and all notes and acceptances and bills of exchange shall be signed by such officer or officers or person or persons, whether or not officers of the Corporation, and in such manner as the Board may from time to time designate by resolution.

14.2 CONTRACTS, DOCUMENTS OR OTHER INSTRUMENTS - Contracts, documents or instruments in writing requiring the signature of the Corporation may be signed by (a) the Chairman of the Board, if any, or the President or a Vice-President and the Secretary or the Treasurer or (b) any two directors and all contracts, documents and instruments in writing so signed shall be binding upon the Corporation without any further authorization or formality. The Board shall have power from time to time by resolution to appoint any officer or officers or any person or persons on behalf of the Corporation either to sign contracts, documents and instruments in writing generally or to sign specific contracts, documents or instruments in writing.

      In particular, without limiting the generality of the foregoing, the officer or officers or the person or persons hereinbefore set out shall have authority to sell, assign, transfer, exchange, convert or convey any and all shares, stocks, bonds, debentures, rights, warrants or other securities owned by or registered in the name of the Corporation and to sign and execute (under the seal of the Corporation or otherwise) all assignments, transfers, conveyances, powers of attorney and other instruments that may be necessary for the purpose of selling, assigning, transferring, exchanging, converting or conveying any such shares, stocks, bonds, debentures, rights, warrants or other securities.

      The term "contracts, documents or instruments in writing" as used in this by-law shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, immovable or movable, agreements, releases, receipts and discharges for the payment of money or other obligations, conveyances, transfers and assignments of shares, share warrants, stocks, bonds, debentures or other securities and all paper writings.

14.3 SEALING OF CONTRACTS - The seal (if any) of the Corporation may when required be affixed to contracts, documents and instruments in writing signed as aforesaid or by any officer or officers, person or persons, appointed as aforesaid by resolution by the Board.

                                   ARTICLE 15
                                     REPEAL

15.1 REPEAL - By-law numbered 1 of the Corporation is repealed as of the coming into force of this by-law. Such repeal shall not affect the previous operation of any by-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under, or the validity of any contract or agreement made pursuant to, or the validity of any articles or predecessor charter documents of the Corporation obtained pursuant to any such by-law prior to its repeal. All officers and persons acting under by-law so repealed shall continue to act as if appointed under the provisions of this by-law and all resolutions of the shareholders or the board or a committee of the board with continuing effect passed under any repealed by-law shall continue good and valid except to the extent inconsistent with this by-law and until amended or repealed.


      ENACTED the 2nd day of March , 2005.


(signed) "Declan French"                  (signed) "Kelly Hankinson"
------------------------                  --------------------------
President                                 Secretary
       former general By-law No. 1 of Thinkpath Inc.(see following pages)

                                  BY-LAW NO. 1

    A by-law relating generally to the conduct of the business and affairs of

                            DECLAN TECHNOLOGIES INC.
                        (herein called the "Corporation")

                                    CONTENTS

1.    Interpretation                            6.    Notices
2.    Director                                  7.    Execution of Documents
3.    Disclosure and Indemnification            8.    Financial Year
4.    Officers                                  9.    Effective Date
5.    Meeting of Shareholders                   10.   Repeal

            BE IT ENACTED as a by-law of the Corporation as follows:

                               1. INTERPRETATION

1.01 In this by-law and resolutions of the Corporation, unless the context otherwise requires:

      (a) "Act" means the Ontario BUSINESS CORPORATION ACT together with the Regulations made pursuant thereto and any statute or regulations that may be substituted therefor, as amended from time to time;

      (b) "articles" means the articles of incorporation of the Corporation as amended from time to time;

      (c)   "board" means the director acting as a board;

      (d) "by-laws" means this by-law and all other by-laws of the Corporation as amended form time to time, and from time to time in force and effect;

      (e)   "Corporation" means this Corporation.

1.02 In this by-law where the context requires, words importing the singular include the plural and vice versa and words importing gender include the masculine, feminine and neuter genders.

1.03 Save as aforesaid, all the words and terms appearing in this by-law shall have the same definitions and application as in the Act.

                                   2. DIRECTOR

2.01 POWERS - The business and affairs of the Corporation shall be managed or supervised by a board composed of one director who may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation and are not by the by-laws or by the Act expressly directed or required to be done by the Corporation at meetings of the shareholder.

2.02 PLACE OF MEETING - Meetings of the board may be held at any place within or outside Ontario and it shall not be necessary that, in any financial year of the Corporation, a majority of the meetings of the board be held at a place within Canada.

2.03 RESOLUTION IN LIEU OF MEETING - A resolution in writing, signed by the sole director, is as valid as if it had been passed at a meeting of the director. A copy of every such resolution shall be kept within the minutes of the proceedings of the director.

2.04 RESIDENT CANADIAN - Except where the Corporation is a non-resident Corporation, the director shall be a resident Canadian.

2.05 QUALIFICATIONS - No person shall be qualified for election as the director of the Corporation if he is less than 18 years of age; if he is of unsound mind and has been so found by a court in Canada or elsewhere; if he is not an individual; or if he has the status of a bankrupt.

2.06 ELECTION AND TERM - The election of the director shall take place at the first meeting of the shareholders and at each succeeding annual meeting at which an election of the director is required. The director shall hold office for an expressly stated term, which shall expire not later than the close of the third annual meeting of shareholders following his election. A director not elected for an expressly stated term ceases to hold office at the close of the first annual meeting of shareholders following his election. The incumbent director, if qualified, shall be eligible for re-election. If an election of the director is not held at the proper time, the incumbent director shall continue in office until his successor is elected.

2.07 VACANCY - If a vacancy occurs on the board, the shareholder shall forthwith fill the vacancy.

                        3. DISCLOSURE AND INDEMNIFICATION

3.01 DISCLOSURE OF INTERESTS IN CONTRACTS - Every director or officer of the Corporation who is a party to a material contract or transaction or proposed material contract or transaction with the Corporation, or is a director or officer of or has a material interest in any person who is a party to a material contract or transaction or proposed material contract or transaction with the Corporation, shall disclose in writing to the Corporation or request to have entered in the minutes of the meeting of directors the nature and extent of his interest at the time and in the manner required by the Act. Any such contract or proposed contract shall be referred to the board or shareholders for approval even is such contract is one that in the ordinary course of the Corporation's business would not require approval by the board or the shareholders, and a director interested in a contract so referred to the board shall not vote on any resolution to approve the same except as provided by the Act.

3.02 INDEMNITY OF DIRECTORS AND OFFICERS - Subject to the provisions of the Act, the Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation, or a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of such Corporation or body corporate if:

      (a) he acted honestly and in good faith with a view to the best interests of the Corporation; and

      (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

                                   4. OFFICERS

4.01 APPOINTMENT - Subject to the provisions of the Act, the board may from time to time appoint a president, one or more vice-presidents (to which title may be added words indicating seniority or function), a secretary, a treasurer and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. One person may hold more than one office.

4.02 TERM, REMUNERATION AND REMOVAL - The terms of employment and remuneration of all officers elected or appointed by the board (including the president) shall be determined from time to time by resolution of the board. The fact that any officer or employee is a director or shareholder of the Corporation shall not disqualify him from receiving such remuneration as may be determined. All officers, in the absence of agreement to the contrary, shall be subject to removal by resolution of the board at any time with or without cause.

4.03 PRESIDENT - The president shall be the chief executive officer of the Corporation and as such shall, subject to the provisions of the Act, have the general supervision of the business and affairs of the Corporation, and he shall have such other powers and duties as the board may specify.

4.04 SECRETARY - The secretary shall attend all meetings of the board and shareholders and shall enter or cause to be entered in books kept for that purpose, minutes of all proceedings at such meetings and all resolutions passed and consented to by the director and all resolutions of the shareholder; he shall give, or cause to be given, when instructed, notices required to be given to the shareholder, the director and the auditor; he shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and all books, papers, records, documents and other instruments belonging to the Corporation; and he shall perform such other duties as may from time to time be prescribed by the board.

4.05 OTHER OFFICERS - The duties of all other officers of the Corporation shall be such as the terms of their engagement call for or the board requires of them. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board otherwise directs.

                         5. MEETINGS OF THE SHAREHOLDERS

5.01 ANNUAL MEETINGS - Subject to Section 5.05 herein, the director shall call the first annual meeting of the shareholder not later than eighteen months after the Corporation comes into existence and, subsequently, not later than fifteen months after holding the last preceding annual meeting, for the purposes of receiving the reports and statements required by the Act to be laid before the annual meeting, electing the director, appointing auditors and fixing or authorizing the board to fix their remuneration, and for the transaction of such other business as may properly be brought before the meeting.

5.02 SPECIAL MEETINGS - The board may at any time call a special meeting of the shareholder for the transaction of any business which may properly be brought before such meeting the shareholder.

5.03 PLACE OF MEETINGS - Meetings of the shareholder shall be held at the registered office of the Corporation, or at such other place within or outside of Ontario as the board may determine.

5.04 JOINT SHAREHOLDERS - If shares are held jointly by two or more persons, any one of them present at a meeting of shareholders may, in the absence of the other, vote in respect of such share or shares; but, if more than one shall vote such shares, they shall vote together as one on the share or shares jointly held by them.

5.05 RESOLUTION IN LIEU OF MEETING - Except where a written statement with resect to the subject matter of the resolution is submitted by the director or the auditors in accordance with the Act,

      (a) a resolution in writing signed by the shareholder entitled to vote on that resolution at a meeting of the shareholder is as valid as if it had been passed at a meeting of the shareholder; and

      (b) a resolution in writing dealing with any matter required by the Act to be dealt with at a meeting of the shareholder, and signed by the shareholder entitled to vote at that meeting, satisfies all the requirements of the Act relating to that meeting of shareholder.

                                   6. NOTICES

6.01 METHOD OF GIVING NOTICE - Any notice, communication or other document required by the Act, the regulations, the articles or the by-laws to be given by the Corporation to a shareholder, director, officer, or auditor of the Corporation under any provision of the Act, the articles or by-laws or otherwise shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to his recorded address or if mailed to him at his recorded address by prepaid ordinary mail or if sent to him at his recorded address by any means of any prepaid transmitted or recorded communication. A notice so delivered shall be deemed to have been given when it is delivered personally or delivered to the recorded address as aforesaid; a notice so mailed shall be deemed to have been received on the fifth day after mailing; and a notice so sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch. The secretary may change or cause to be changed the recorded address of any shareholder, director, officer or auditor of the Corporation in accordance with any information believed by him to be reliable. The recorded address of a director shall be his latest address as shown in the records of the Corporation or in the most recent notice filed under the Ontario CORPORATIONS INFORMATION ACT, whichever is the more current.

6.02 COMPUTATION OF TIME - In computing the date when notice must be given under any provision requiring a specified number of days' notice of any meeting or other event, "day" means a clear day and a period of days shall be deemed to commence on the day following the event that began the period and shall be deemed to terminate at midnight of the last day of the period except that if the last day of the period falls on a Sunday or holiday the period shall terminate at midnight of the day next following that is not a Sunday or holiday.

6.03 OMISSIONS AND ERRORS - The accidental omission to give any notice to any shareholder, director, officer or auditor, or the non-receipt of any notice by any shareholder, director, officer or auditor or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

6.04 NOTICE TO JOINT SHAREHOLDERS - All notices with respect to any shares registered in more than one name may, if more than one address appears on the records of the Corporation in respect of such joint holdings, be given to such joint shareholders at the first address so appearing, and notice so given shall be sufficient notice to all the holders of such shares.

6.05 PERSONS ENTITLED BY DEATH OR OPERATION OF LAW - Every person who by operation of law, by transfer or the death of a shareholder or otherwise becomes entitled to shares is bound by every notice in respect of such shares which has been duly given to the registered holder from whom he derives title prior to his name and address being entered on the records of the Corporation (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishing to the Corporation the proof of authority or evidence of his entitlement prescribed by the Act.

6.06 WAIVER OF NOTICE - Any shareholder (or his duly appointed proxy), director, officer or auditor may waive any notice or abridge the time required for any notice required to be given under any provision of the Act, the articles or by-laws of the Corporation or otherwise, and such waiver or abridgement, whether given before or after the meeting or other event of which notice is required to be given, shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of shareholders or the board which may be given in any manner.

6.07 SIGNATURES TO NOTICES - The signatures to any notice to be given by the Corporation may be written, stamped, typewritten or printed or partly written, stamped, typewritten or printed.

                            7. EXECUTION OF DOCUMENTS

7.01 SIGNING OFFICERS - Deeds, transfers, assignments, contracts and obligations of the Corporation may be signed by the president. Notwithstanding this, the board may at any time and from time to time direct the manner in which and the person or persons by whom any particular deed, transfer, contract or obligation or any class of deeds, transfers, contracts or obligations may be signed.

7.02 SEAL - Any person authorized to sign any document may affix the corporate seal thereto.

                                8. FINANCIAL YEAR

8.01 FINANCIAL YEAR - The financial year of the Corporation shall end on the 31st day of December in each year until changed by a resolution of the board.

                                9. EFFECTIVE DATE

9.01 EFFECTIVE DATE - This by-law shall come into force when enacted by the director, subject to the provisions of the Act.

                                   10. REPEAL

10.01 REPEAL - Upon this by-law coming into force, By-law Number of the Corporation is repealed provided that such repeal shall not affect the previous operation of such by-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under the validity of any contract or agreement made pursuant to any such by-law prior to its repeal.

ENACTED by the board the 11th day of February, 1994.


(Signed) "Declan A. French"               (Signed) "Declan A. French"
---------------------------               ---------------------------
        President                                  Secretary
DECLAN A. FRENCH                          DECLAN A. FRENCH
                                                                (Corporate Seal)

CONFIRMED by the sole shareholder the 11th day of February, 1994.


                                          (Signed) "Christine French"
                                          ---------------------------
                                                   Secretary
                                          CHRISTINE FRENCH
                                                                (Corporate Seal)

      Resolved that the foregoing by-law is hereby enacted by the sole director of the Corporation, pursuant to the Ontario BUSINESS CORPORATIONS ACT as evidenced by his signature hereto.

Dated the 11th day of February, 1994

                                          (Signed) "Declan A. French"
                                          ---------------------------
                                          DECLAN A. FRENCH

The foregoing by-law is hereby confirmed by the sole shareholder of the Corporation, pursuant to the Ontario BUSINESS CORPORATIONS ACT as evidence by his signature hereto.

Dated the 11th day of February, 1994.


                                          (Signed) "Christine French"
                                          ---------------------------
                                          CHRISTINE FRENCH

                                                                         ANNEX C

                                 THINKPATH INC.
                             2005 STOCK OPTION PLAN

I. PURPOSE OF THE PLAN

      The THINKPATH INC. 2005 STOCK OPTION PLAN (the "Plan") is intended to provide a means whereby certain employees of THINKPATH INC., an Ontario corporation (the "Company"), and its affiliates may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. Accordingly, the Company may grant to certain service providers ("Optionees") the option ("Option") to purchase common shares of the Company ("Shares"), as hereinafter set forth.

      Options granted under the Plan may be either incentive stock options, within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options"), or options which do not constitute Incentive Stock Options.

II. ADMINISTRATION

      (a) The Plan shall be administered by a committee (the "Committee") of, and appointed by, the Board of Directors of the Company (the "Board"), and the Committee shall be (a) comprised solely of two or more outside directors (within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder), and (b) constituted so as to permit the Plan to comply with Rule 16b-3, as currently in effect or as hereinafter modified or amended ("Rule 16b-3"), promulgated under the United States Securities Exchange Act of 1934, as amended (the "1934 Act"). The Committee shall have sole authority to select the Optionees from among those individuals eligible hereunder and to establish the number of shares which may be issued under each Option. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options that are cancelled or repriced. In selecting the Optionees from among individuals eligible hereunder and in establishing the number of shares that may be issued under each Option, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

      (b) The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, consistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. All decisions made by the Committee in selecting the Optionees, in establishing the number of shares which may be issued under each Option and in construing the provisions of the Plan shall be final.

      (a) The provisions of the Plan shall be interpreted and construed in accordance with the laws of the Province of Ontario

III. OPTION AGREEMENTS

      (a) Each Option shall be evidenced by a written agreement between the Company and the Optionee ("Option Agreement") which shall contain such terms and conditions as may be approved by the Committee. The terms and conditions of the respective Option Agreements need not be identical. Specifically, an Option Agreement may provide for the surrender of the right to purchase shares under the Option in return for a payment in cash or Shares or a combination of cash and Shares equal in value to the excess of the fair market value of the shares with respect to which the right to purchase is surrendered over the option price therefor ("Stock Appreciation Rights"), on such terms and conditions as the Committee in its sole discretion may prescribe; provided that, except as provided in subparagraph VIII(c) hereof, the Committee shall retain final authority (i) to determine whether an Optionee shall be permitted, or (ii) to approve an election by an Optionee, to receive cash in full or partial settlement of Stock Appreciation Rights. Moreover, an Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of Shares (plus cash if necessary) having a fair market value equal to such option price.

      (b) For all purposes under the Plan, the fair market value of a Share on a particular date shall be equal to the mean of the high and low sales prices of the Shares (i) reported by the Over-the-Counter Bulletin Board on that date or
(ii) if the Shares are listed or quoted on a national stock exchange or quotation system, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Shares are so reported. If the Shares are traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of the Shares on the most recent date on which the Shares were publicly traded. In the event the Shares are not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

      (c) Each Option and all rights granted thereunder shall not be transferable and shall be exercisable during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative.

      (d) The Committee shall have the discretion to determine a vesting schedule for any Option granted under the Plan. Unless otherwise determined by the Committee, Options granted under the Plan shall vest at a rate of 1/3 per year over three years and be exercisable prior to the day following the first anniversary of the date on which the Options concerned are granted.

      (e) The expiry date of an Option (the "Expiry Date") shall be the earlier of the date fixed by the Committee, as set forth in the individual Option Agreement, and the date established, if applicable, in clauses (i) to (iii) below, provided that such date shall not be later than the tenth anniversary of the date on which the Option is granted.

            (i) If an Optionee ceases affiliation with the Company or an affiliate by reason of death, permanent disability or retirement at or after age 65, the Expiry Date shall be the first anniversary of the occurrence.

            (ii) If an Optionee ceases affiliation with the Company or an affiliate for any other reason (other than termination of his or her employment or other service for cause), the Expiry Date shall be the date that is 90 days following the occurrence.

            (iii) If an Optionee ceases affiliation with the Company or an affiliate upon the termination of his or her employment or other service for cause, then the Expiry Date shall be the date on which the Company or its affiliate gives notice to the Optionee of his or her termination.

IV. ELIGIBILITY OF OPTIONEE

      (a) Options may be granted only to individuals who are employees (including officers and directors who are also employees) of the Company or any parent or subsidiary corporation (as defined in section 424 of the Code) of the Company at the time the Option is granted; provided, however, that Options which do not constitute Incentive Stock Options may be granted to individuals who are directors (but not also employees) of the Company or any such parent or subsidiary corporation. Subject to required regulatory approvals, Options may also be granted to consultants, advisors and similar parties who provide their skills and expertise to the Company or its affiliates. Options may be granted to the same individual on more than one occasion.

      (b) No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns shares possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the fair market value of the Shares subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds US$100,000, such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination.

      (c) The aggregate number of Shares reserved for issuance pursuant to Options granted to any one Optionee shall not exceed 5% of the number of Shares outstanding (on a non-diluted basis) at the time of such grant.

V. SHARES SUBJECT TO THE PLAN

      (a) The aggregate number of shares which may be issued under Options granted under the Plan shall not exceed 10,000,000,000 Shares. Such shares may consist of authorized but unissued Shares or previously issued Shares reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan to the extent permitted under Rule 16b-3 and applicable Canadian securities legislation.

      (b) The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Paragraph VIII hereof with respect to Shares subject to Options then outstanding. Exercise of an Option in any manner, including an exercise involving a Stock Appreciation Right, shall result in a decrease in the number of Shares which may thereafter be available, both for purposes of the Plan and for sale to any one individual, by the number of shares as to which the Option is exercised. Separate share certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

VI. OPTION PRICE

      The purchase price of Shares issued under each Option shall be determined by the Committee, but in no case shall such purchase price be less than the fair market value of the Shares subject to the Option on the date the Option is granted.

VII. TERM OF PLAN

      The Plan, shall be effective upon the date of its adoption by the Board, provided the Plan is approved by the shareholders of the Company within twelve months thereafter. Notwithstanding any provision in this Plan or in any Option Agreement, no Option shall be exercisable prior to such shareholder approval. Except with respect to Options then outstanding, if not sooner terminated under the provisions of Paragraph IX, the Plan shall terminate upon and no further Options shall be granted after the expiration of ten years from the date of its adoption by the Board.

VIII. RECAPITALIZATION OR REORGANIZATION

      (a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

      (b) The shares with respect to which Options may be granted are Shares as presently constituted, but, if and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of Shares or the payment of a stock dividend on Shares without receipt of consideration by the Company, the number of Shares with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

      (c) If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure ( a "recapitalization"), the number and class of Shares covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Optionee had been the holder of record of the number of Shares then covered by such Option. If:

      (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity);

      (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity;

      (iii) the Company is to be dissolved and liquidated;

      (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power); or

      (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a "Corporate Change");

no later than (a) ten days after the approval by the shareholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of directors or (b) thirty days after a change of control of the type described in clause (iv), the Committee, acting in its sole discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives, which may vary among individual Optionees and which may vary among Options held by any individual
Optionee:

      (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate;

      (2) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Optionee an amount of cash per share equal to the excess, if any, of the amount calculated in subparagraph (d) below (the "Change of Control Value") of the shares subject to such Option over the exercise price(s) under such Options for such shares;

      (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding); or

      (4) provide that the number and class of shares covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets, and dissolution, the Optionee had been the holder of record of the number of Shares then covered by such Option.

      (d) For the purposes of clause (2) in subparagraph (c) above, the "Change of Control Value" shall equal the amount determined in clause (i), (ii) or
(iii), whichever is applicable, as follows:

      (i) the per share price offered to shareholders of the Company in any such merger, consolidation, reorganization, sale of assets or dissolution transaction;

      (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place; or

      (iii) if such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options.

In the event that the consideration offered to shareholders of the Company in any transaction described in this subparagraph (d) or in subparagraph (c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

      (e) Any adjustment provided for in subparagraphs (b) or (c) above shall be subject to any required shareholder action.

      (f) Except as hereinbefore expressly provided, the issuance by the Company of shares of any class or securities convertible into shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Options theretofore granted or the purchase price per share.

IX. AMENDMENT OR TERMINATION OF THE PLAN

      The Board in its discretion may terminate the Plan at any time with respect to any shares for which Options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time, provided that no change in any Option theretofore granted may be made which would impair the rights of the Optionee without the consent of such Optionee, and provided further that the Board may not make any alteration or amendment which would increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan or change the class of individuals eligible to receive Options under the Plan without the approval of the shareholders of the Company.

X. SECURITIES LAWS

      (a) The issue of Shares by the Company pursuant to the exercise of an Option is subject to this Plan and compliance with the laws, rules and regulations of all regulatory bodies applicable to the issuance and distribution of the Company's securities and to the listing requirements of any stock exchange or market on which the Shares may then be listed or quoted. The Company shall not be obligated to issue any Shares pursuant to any Option granted under the Plan at any time when the offering of the Shares covered by such Option has not been registered under the United States Securities Act of 1933 or otherwise qualified for distribution under such other U.S. state and federal and Canadian provincial laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from applicable prospectus and registration requirements of such laws, rules or regulations available for the offering and sale of such shares.

      (b) It is intended that the Plan and any grant of an Option made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3 thereunder. If any provision of the Plan or any such Option would disqualify the Plan or such Option under, or would otherwise not comply with, Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b-3.

      Additional Plan Provisions, if required:

            In addition, until such time as the Plan has been approved by a majority of the votes cast at a meeting of shareholders (other than votes attaching to securities beneficially owned by (A) an insider (within the meaning of the SECURITIES ACT (Ontario)) of the Company, other than a person who falls within that definition solely by virtue of being a director or senior officer of a subsidiary of the Company, and (B) an associate (within the meaning of the SECURITIES ACT (Ontario)) of any person who is an insider by virtue of (A) above (such persons herein referred to as "Insiders"):

      (i) the number of Shares reserved for issuance pursuant to Options granted to Insiders shall not exceed 10% of the number of Shares outstanding at the time of the grant (on a non-diluted basis), less the aggregate number of Shares reserved for issuance under any other stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares to one or more service providers, including a share purchase from treasury that is financially assisted by the Company by way of loan, guarantee or otherwise (a "Share Compensation Arrangement") over the preceding one-year period;

      (ii) the issuance to any one Insider and such Insider's Associates, within a one-year period, of Shares on the exercise of Options may not exceed 5% of the number of Shares outstanding at the time of the grant (on a non-diluted basis), less the aggregate number of Shares reserved for issuance under any other Share Compensation Arrangement over the preceding one-year period; and

      (iii) the issuance to all Insiders, within a one-year period, of Shares on the exercise of Options, may not exceed 10% of the number of Shares outstanding at the time of the grant (on a non-diluted basis) less the aggregate number of Shares reserved for issuance under any other Share Compensation Arrangement over the preceding one-year period.

        GENERAL PROXY - ANNUAL MEETING OF SHAREHOLDERS OF THINKPATH INC.

The undersigned hereby appoints Declan A. French, with full power of substitution, proxy to vote all of the shares of common stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Thinkpath Inc. (the "Company"), to be held at the principal executive offices of the Company located at 201 Westcreek Boulevard, Brampton, Ontario, Canada, L6T 5S6 on April 8, 2005 at 10:00 A.M. local time and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated March __, 2005 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THINKPATH INC.'S BOARD OF DIRECTORS.

      1.    To elect three directors to hold office for the term of one year:

            Declan French                      Patrick Power
            Lloyd MacLean

            _____ FOR ALL NOMINEES             _____WITHELD FOR ALL NOMINEES

      INSTRUCTION: To withhold authority to vote for any individual director nominee, write that director nominee's name in the space provided below.

      2. To ratify the appointment of Schwartz, Levitsky, Feldman, llp, as the Company's independent chartered accountants for the ensuing year.

            _____ FOR                 _____AGAINST      _____ABSTAIN

      3. To vote upon the proposal to approve certain compensation to Declan French, our chairman of the board of directors, chief executive officer and president.

            _____ FOR                 _____AGAINST      _____ABSTAIN

      4. To vote upon the proposal to approve a reverse stock split of the Company's outstanding common shares.

            _____ FOR                 _____AGAINST      _____ABSTAIN

      5. To vote upon the proposal to approve an amendment to the Company's by-laws reducing the quorum requirement to 5% of the common shares issued and outstanding.

            _____ FOR                 _____AGAINST      _____ABSTAIN

      6. To ratify the adoption of the Company's 2005 Stock Option Plan

            _____ FOR                 _____AGAINST      _____ABSTAIN

      7. In their discretion, upon such other matter or matters that may properly come before the meeting, or any adjournments thereof.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

(CONTINUED FROM OTHER SIDE)

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 6 and 7.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Special Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign and mail your proxy promptly in the envelope provided.

                        Date: March  ___, 2005


                        (Print name of Shareholder)


                        (Print name of Shareholder)


                        Signature


                        Signature


                        Number of Shares


                        Note: Please sign exactly as name appears in the Company's records. Joint owners should each sign. When signing as attorney, executor or trustee, please give title as such.